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                           TAX-FREE BOND FUNDS REPORT

Tax-Exempt Bond Fund [bullet] New Jersey Municipal Bond Fund [bullet] New York Municipal Bond Fund [bullet] Connecticut Municipal Bond Fund [bullet] Massachusetts Municipal Bond Fund [bullet] Rhode Island Municipal Bond Fund


SEMI-ANNUAL
REPORT

FOR THE SIX MONTHS
ENDED APRIL 30, 1998

CHAIRMAN'S
MESSAGE

Dear Shareholder:

              Enclosed is your performance report for the Galaxy Tax-Free Bond Funds, which covers the six months ended April 30, 1998. Inside, you will find a Market Overview describing the major economic and market trends in place during this time, as well as Portfolio Reviews explaining how Fleet Investment Advisors Inc. took advantage of these trends. In the back of the report, there are separate financial statements for each Fund plus a list of Fund investments as of April 30, 1998.

              During the reporting period, a tug-of war between stronger growth and lower inflation allowed the Federal Reserve (the "Fed")to leave interest rates unchanged. Treasury bonds traded in a narrow range, earning returns close to historical norms. Returns for municipal bonds were more modest, as low interest rates continued to boost supplies of new issues while reducing investor demand.

              Over the last 12 months, returns for Treasury bonds and municipals have exceeded their historical averages. During the same time, stocks returned four times their annual average. Given the major moves in these markets, it is helpful to remember the time-tested strategies of portfolio diversification and rebalancing.

              When you spread your portfolio among different asset classes, you can significantly curb investment risk. With stock valuations still at record highs, many investors are using bonds to cushion their portfolios from a possible market correction. If you have a long-term diversification strategy, this may be a good time to see whether recent market changes -- especially those for stocks -- have altered your original allocations. Although many investors rebalance their portfolios once a year, the rapid market changes that have recently occurred may require that you rebalance more frequently. Your investment professional can help restore your portfolio to the allocations that suit your ultimate financial goals.

              As of April 1, we have expanded the Galaxy Tax-Free Bond Funds to include the Galaxy New Jersey Municipal Bond Fund. If you have any questions about the new Fund, this report, or other Galaxy Funds and services, please call the Galaxy Information Center at 1-800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

[SIDEBAR]
Mutual Funds:

[bullet] are not bank
deposits
[bullet] are not FDIC
insured
[bullet] are not obliga-
tions of Fleet
Bank
[bullet] are not guaran-
teed by Fleet
Bank
[bullet] are subject to
investment risk
including possible
loss of principal
amount invested
[END SIDEBAR]

MARKET OVERVIEW

TAX-FREE BOND MARKET OVERVIEW
By Fleet Investment Advisors Inc.

              In the six months ended April 30, 1998, further uncertainty about inflation and interest rates caused bond prices to trade in a relatively narrow range. During this time, inflation fell to its lowest level since 1986 -- despite faster economic growth. With the promise of slower growth due to economic trouble in Asia, the Federal Reserve ("the Fed") left interest rates unchanged. Although bond yields fluctuated in this climate, they ended the period about where they began.

              Because interest rates remained low, supplies of municipal bonds were strong and demand was weak. The reverse was true for U.S. Treasury bonds. Although this caused municipals to underperform Treasuries for the period, returns for municipals were about average by historical standards.

Inflation and Interest Rates Stay Low

              At the start of the reporting period in November 1997, the annual rate of inflation was about 2.2%, 30-year Treasury bonds were yielding 6.14%, and the Bond Buyer Index (a benchmark for municipal bonds) had a yield of 5.40%. After growing at an annual rate of 3.1% in the third quarter of 1997, the gross domestic product ("GDP"), which measures U.S. goods and services, improved by 3.7% in the fourth quarter. Although a tight labor market put upward pressure on wages, further gains in productivity and competitive pricing helped inflation fall to 1.7% by the end of the calendar year.

              During this time, the economic turmoil that had surfaced earlier in Asia continued to worsen. With low inflation, and the chance that Asia's troubles would soon slow U.S. exports and growth, the Fed kept interest rates where they were. This, plus strong demand from foreign investors seeking safety from Asia, pushed the yield for 30-year Treasury bonds to 5.92% by the end of 1997. Municipal bonds also benefited from the low interest rate environment, which reduced the Bond Buyer yield to 5.25%.

[SIDEBAR]
"Because interest rates
 remained low, supplies
 of municipal bonds were
 strong and demand was
 weak. The reverse was
 true for U.S. Treasury
 bonds. Although this
 caused municipals to
 underperform Treasuries
 for the period, returns
 for municipals were
 about average by
 historical standards."
[END SIDEBAR]

[START DESCRIPTION OF BAR CHARTS]

Performance At-A-Glance

Average Annual Returns as of April 30, 1998*
Trust Shares


Tax-Exempt Bond Fund
Inception Date 12/30/91

2.73%
8.90%
7.18%
5.74%
6.85%


New York Municipal Bond Fund
Inception Date 12/31/91

2.36%
8.62%
7.22%
5.57%
6.54%


Connecticut Municipal Bond Fund
Inception Date 3/16/93

2.45%
8.76%
7.41%
5.59%
5.58%


Massachusetts Municipal Bond Fund
Inception Date 3/12/93

2.29%
8.75%
7.18%
5.51%
5.30%


New Jersey Municipal Bond Fund
Inception Date 4/3/98

-0.41%


          Six Months*         5 Years
          1 Year              Life of Fund
          3 Years

*Six month returns are unannualized total returns.

[END DESCRIPTION OF BAR CHARTS]

MARKET OVERVIEW


              The first quarter of 1998 found growth still accelerating, with an estimated GDP increase of 4.2%. Inflation eased to 1.4%, however. During January, with Asian economies still deteriorating, investors thought the Fed might actually slice interest rates to preserve growth. This, plus news of a federal budget surplus, drove long-term Treasury yields to an all-time low of 5.69%. Hope for a rate cut soon faded, however, as Asian economies stabilized and U.S. growth continued to strengthen.

              Although weaker corporate earnings argued against a rate hike, the Fed became concerned that a steep rise in stock prices would overstimulate the economy. In April 1998, the Fed suggested that a rate hike might be necessary. This helped drive 30-year Treasury yields to 5.94% by the close of the reporting period in April, and left the Bond Buyer Index yielding 5.39%.

Investment Strategies

              We used several strategies to increase returns for the Galaxy Tax-Free Bond Funds in this investment climate. Towards the end of 1997, we purchased municipals with lower coupons that were selling at discounted prices. These issues offered good value and performed well as bonds rallied -- along with longer-term issues we added. Where possible, we bought bonds from states where high tax rates maintained strong demand for tax-free income. As in previous periods, we gave extra attention to municipals that could not be called in by their issuers.

[SIDEBAR]
"During january, with
 asian economies still
 deteriorating, investors
 thought the fed might
 actually slice interest
 rates to preserve
 growth. This, plus news
 of a federal budget
 surplus, drove long-term
 treasury yields to an
 all-time low of 5.69%."
[END SIDEBAR]

[START DESCRIPTION OF BAR CHARTS]

Performance At-A-Glance

Average Annual Returns as of April 30, 1998*
Retail A Shares**


Tax-Exempt Bond Fund
Inception Date 12/30/91

-1.21%
 4.54%
 5.56%
 4.78%
 6.07%


New York Municipal Bond Fund
Inception Date 12/31/91

-1.54%
 4.42%
 5.64%
 4.61%
 5.78%


Connecticut Municipal Bond Fund
Inception Date 3/16/93

-1.52%
 4.50%
 5.82%
 4.63%
 4.64%


Massachusetts Municipal Bond Fund
Inception Date 3/12/93

-1.64%
 4.55%
 5.64%
 4.57%
 4.40%


Rhode Island Municipal Bond Fund
Inception Date 3/12/93

-1.26%
 4.48%
 5.96%
 6.78%


New Jersey Municipal Bond Fund
Inception Date 4/3/98

-4.16%


          Six Months*              5 Years
          1 Year                   Life of Fund
          3 Years

*  Six months returns are unannualized total returns.
** Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

[END DESCRIPTION OF BAR CHARTS]

MARKET OVERVIEW

              The Funds continued to benefit from longer-term issues when bonds rallied in January and March of 1998. We used market weakness at other times to add higher-coupon issues that improved income. These issues also held up well when bond prices declined in April 1998.

Slower Growth Likely

              Despite the recent stability in Asia, we believe the region has serious problems that could still take their toll on U.S. exports and growth later this year. If that is the case, inflation should stay low and the Fed could avoid raising interest rates.

              If the Fed remains concerned about pressure from wages or strong gains by stocks, however, a rate hike could occur. We would expect such a hike to be modest and believe the yield for long-term Treasury bonds will remain between 5.5% and 6.5%. If inflation is low, bonds should continue to attract investors. The prospects for municipal bonds should improve as the refunding of existing issues winds down and supplies start to lighten. As in previous months, we plan to purchase high-quality issues with strong income and good call protection.


[START DESCRIPTION OF BAR CHART]

Performance At-A-Glance

Average Annual Returns as of April 30, 1998*
Retail B Shares*


Tax Exempt Bond Fund
Inception Date 3/4/96

 2.30%
-2.68%
 7.97%
 2.97%
 4.73%
 3.40%


Six month returns before contingent deferred sales charge deducted.
Six month returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
One year returns before contingent deferred sales charge deducted.
One year returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
Life of fund returns before contingent deferred sales charge deducted.
Life of fund returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.

* Six month returns are unannualized total returns.

** Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception. Six months returns are unannualized total returns.

[END DESCRIPTION OF BAR CHART]

PORTFOLIO REVIEWS


GALAXY TAX-EXEMPT BOND FUND
By Daniel Rabasco

              With low interest rates curbing returns for municipal bonds in the last six months, we tried to increase income and price gains from investments in the Galaxy Tax-Exempt Bond Fund by choosing coupons and maturities that offered good value in the prevailing market climate. These strategies, plus further emphasis on municipals with good call protection, helped the Fund earn competitive returns for the period.

              For the six months ended April 30, 1998 the Fund's Trust Shares earned a total return of 2.73%. Over the same time, Retail A Shares had a total return of 2.63% before deducting the maximum 3.75% front-end sales charge, and Retail B Shares had a total return of 2.30% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)
              During this period, the average general municipal bond fund followed by Lipper Analytical Services ("Lipper"), a mutual fund performance tracking service, had a total return of 2.45%. During this time the Lehman Brothers Municipal Bond Index had a total return of 2.77%.



[DESCRIPTION OF PIE CHART]

Galaxy Tax-Exempt Bond Fund
Distribution of Total Net Assets as of April 30, 1998

North Central 19%
Pacific 11%
Cash Equivalents & Net Other Assets & Liabilities 2%
East 34%
Mountain 3%
South 31%

[END DESCRIPTION OF PIE CHART]



              On April 30, 1998, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 4.40%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.24% and Retail B Shares had a 30-day SEC annualized yield of 4.37%. For shareholders in the 36% federal income tax bracket, these equaled taxable yields of 6.88%, 6.25% and 6.83% respectively.

Looking for Value

              Towards the end of 1997, we bought municipal bonds with low coupons that were selling at discounted prices. Having underperformed as rates fell earlier in the year, these issues outperformed as rates declined in November and December. We also purchased longer-term issues, which outperformed as rates dropped. Where supplies permitted, we emphasized issues from states where high income tax rates supported strong demand for municipal securities.
              In the first months of 1998, with the


[START DESCRIPTION OF MOUNTAIN CHART]


Galaxy Tax-Exempt Bond Fund
Growth of $10,000 investment*

$10,000          $15,893            12/30/91 - 4/30/98
 $9,625          $14,525            12/30/91 - 4/30/98
$10,000          $15,212            12/30/91 - 4/30/98
$10,000          $10,747            12/30/91 - 4/30/98

[box] Lehman Brothers Municipal Bond Index
[box] Galaxy Tax-Exempt Bond Fund-Retail A Shares
[box] Galaxy Tax-Exempt Bond Fund-Trust Shares
[box] Galaxy Tax-Exempt Bond Fund-Retail B Shares

[END DESCRIPTION OF MOUNTAIN CHART]

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS



extra price gains for lower-coupon issues largely exhausted, we added municipals with higher coupons. This helped improve the Fund's income, while buffering its shares from price declines. Although the Fund's longer maturities underperformed when prices weakened in February and April, they outperformed as prices rallied in January and March. In the meantime, these issues further enhanced Fund income.

Continued Focus on Income

              If the economic problems in Asia limit U.S. growth, keeping inflation and interest rates low, the Fund should continue to benefit from its emphasis on issues with longer maturities. Because the yield curve for municipals is fairly flat, however, we do not expect to make additional investments in longer maturities at the present time.

              Because spreads between municipals of different credit qualities are relatively tight, we plan to remain focused on higher-quality issues. As before, we plan to emphasize municipals with good call protection to enhance income and protect the value of Fund shares.

GALAXY NEW JERSEY MUNICIPAL BOND FUND
By Daniel Rabasco

              The Galaxy New Jersey Municipal Bond Fund seeks a high level of current interest income that is exempt from federal income tax and, to the extent possible, from the New Jersey personal income tax. To achieve this objective, the Fund invests primarily in securities issued by state and municipal government agencies or other issuers of tax-exempt debt in New Jersey.
              Between the Fund's inception on April 3, 1998 and April 30, 1998, its Trust Shares had a total return of -0.41%. Over the same time, Retail A Shares had return of -0.43% before deducting the maximum 3.75% front-end sales charge. (Please see chart on page 2 for total returns after deducting the front-end sales charge.) This compares to a total return for the Lehman Brothers Municipal Bond Index of -.45%.

Focus on Income

              In creating the Fund's portfolio, we focused on investments that would generate strong income. With this in mind, we purchased issues with coupons of 5% or higher and maturities of 10 to 20 years. In addition to strong income, we felt these securities would help to shelter the value of Fund shares if investors became nervous about inflation and bond prices weakened.
              The municipals we selected represent a diverse mix of state and local general obligation bonds -- as well as bonds issued by education and transportation authorities. Where possible, we chose issues in good supply with attractive prices and yields. We also emphasized securities that could not be called in soon by their issuers. At the end of the reporting period the portfolio had an average credit rating of AA, and an average maturity of about 17 years.

[START DESCRIPTION OF PIE CHART]

Galaxy New Jersey Municipal Bond Fund
Distribution of Total Net Assets as of April 30, 1998

Net Other Assets & Liabilities 2%
New Jersey 84%
Cash Equivalents 3%
Other Territories 11%

[END DESCRIPTION OF PIE CHART]

PORTFOLIO REVIEWS


Looking Ahead

              This portfolio should serve the Fund well in coming months. The higher-coupon issues should enhance Fund income if slower growth keeps inflation and interest rates low. Although longer-term issues would perform well in such an environment, we do not expect to add these any time soon. We feel the yields now available for longer maturities are not attractive enough to outweigh the added price risk associated with those issues. Because spreads between yields of municipals with different credit ratings are relatively tight, we expect to remain heavily weighted in higher-quality issues.

GALAXY NEW YORK MUNICIPAL BOND FUND
By Daniel Rabasco

              As low interest rates increased supplies of municipal issues in the last six months, supplies were particularly strong in the State of New York. To increase income and price gains from investments in the Galaxy New York Municipal Bond Fund, we emphasized coupons and maturities with good value. By also focusing on investments with good call protection, we helped the Fund earn competitive returns for the period.

[START DESCRIPTION OF BAR CHART]

Galaxy New Jersey Municipal Bond Fund
Growth of $10,000 investment*

$10,000          $9,955           4/3/98 - 4/30/98
 $9,625          $9,584           4/3/98 - 4/30/98
$10,000          $9,959           4/3/98 - 4/30/98

[box] Lehman Brothers Municipal Bond Index
[box] Galaxy New Jersey Municipal Bond Fund-Retail A Shares
[box] Galaxy New Jersey Municipal Bond Fund-Trust Shares

* Since inception on 4/3/98. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

[END DESCRIPTION OF BAR CHART]



              For the six months ended April 30, 1998, the Fund's Trust Shares had a total return of 2.36%. During the same time, Retail A Shares returned 2.28% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

              Over this period the average New York tax-exempt bond fund tracked by Lipper returned 2.33% and the Lehman Brothers Municipal Bond Index returned 2.77%.

Adjusting Coupons and Maturities

              In November 1997, we were trading investments with coupons near current market rates for issues that had coupons slightly below market rates and were selling at discounted prices. The new investments performed well as interest rates fell. The Fund also benefited from a slight increase in longer-term issues in the final months of the year.

              Although the longer-term issues underperformed when rates edged higher in February and April of 1998, they outperformed when rates fell in January and March.


[START DESCRIPTION OF PIE CHART]

Galaxy New York Municipal Bond Fund
Distribution of Total Net Assets as of April 30, 1998

Net Other Assets & Liabilities 1%
Pennsylvania 1%
New York 94%
Other Territories 3%
Cash Equivalents 1%

[END DESCRIPTION OF PIE CHART]

PORTFOLIO REVIEWS


As the extra price potential for lower-coupon issues eased, we took advantage of the temporary periods of market weakness and ample supplies of municipals in New York to purchase higher-coupon issues. These investments helped insulate the value of Fund shares against later market declines, while enhancing Fund income. Our emphasis on longer-term issues and good call protection improved income as well.

              On April 30, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.53%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.36%. These are the same as taxable yields of 7.08% and 6.81%, respectively, for shareholders in the 36% federal income tax bracket who live in the State of New York.

Higher Coupons Remain Focus

              We plan to stay focused on higher-coupon issues in coming months. Should the economic trouble in Asia curb U.S. growth, as we expect, inflation should remain modest and interest rates could edge lower. With the municipal yield curve relatively flat, we believe improving income with higher-coupon issues makes more sense than extending maturities at the present time.



[START DESCRIPTION OF MOUNTAIN CHART]

Galaxy New York Municipal Bond Fund
Growth of $10,000 investment*

$10,000           $15,893            12/31/91 - 4/30/98
 $9,625           $14,271            12/31/91 - 4/30/98
$10,000           $14,935            12/31/91 - 4/30/98

[box] Lehman Brothers Municipal Bond Index
[box] Galaxy New York Municipal Bond Fund-Retail A Shares
[box] Galaxy New York Municipal Bond Fund-Trust Shares

* Since inception on 12/31/91, Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


[END DESCRIPTION OF BAR CHART]



              As before, we plan to emphasize municipals with strong credit quality - especially given the tight spreads between yields for issues of different credit quality that currently prevail. We plan to also remain focused on municipals with good call protection to protect the Fund's income and the value of its shares.

Galaxy Connecticut Municipal Bond Fund
By Daniel Rabasco

              Although low interest rates swelled supplies of municipal bonds in most parts of the country, supplies remained relatively tight in Connecticut. This supported prices of investments in the Galaxy Connecticut Municipal Bond Fund. Over the past six months, the Fund also benefited from our focus on coupons and maturities that offered good value, as well as our continued emphasis on investments that could not be called in soon by their issuers.
              For the six months ended April 30, 1998, the Fund's Trust Shares earned a total return of 2.45%. Before deducting the maximum 3.75% front-end sales charge, Retail A


[START DESCRIPTION OF PIE CHART]

Galaxy Connecticut Municipal Bond Fund
Distribution of Total Net Assets as of April 30, 1998


Net Other Assets & Liabilities 2%
Michigan 3%
Connecticut 82%
Cash Equivalents 1%
Other Territories 12%


[END DESCRIPTION OF PIE CHART]

PORTFOLIO REVIEWS



Shares earned a return of 2.33%. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) During the same period, the average Connecticut municipal bond fund tracked by Lipper returned 2.54% and the Lehman Brothers Municipal Bond Index returned 2.77%.

              On April 30, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.42%. On the same date, Retail A Shares had a SEC 30-day annualized yield of 4.26%. These equal taxable yields of 6.91% and 6.66%, respectively, for shareholders in the 36% federal income tax bracket who live in the State of Connecticut.

Moving to Higher Coupons

              As the period started, we were adding municipals bonds with low coupons selling at discounted prices. After underperforming in previous rate declines, these issues outperformed as rates fell at the end of 1997. The
Fund also benefited at this time from purchases of longer-term issues -- which added income and price appreciation.


[START DESCRIPTION OF BAR CHART]

Galaxy Connecticut Municipal Bond Fund
Growth of $10,000 investment*

$10,000           $15,185            3/16/93 - 4/30/98
 $9,625           $12,615            3/16/93 - 4/30/98
$10,000           $13,207            3/16/93 - 4/30/98

[box] Lehman Brothers Municipal Bond Index
[box] Galaxy Connecticut Municipal Bond Fund-Retail A Shares
[box] Galaxy Connecticut Municipal Bond Fund-Trust Shares

* Since inception on 3/16/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

[END DESCRIPTION OF BAR CHART]


              While these longer maturities underperformed when rates rose in February and April of 1998, they outperformed when rates fell in January and March. In the meantime, they continued to add income to Fund returns. With the extra price potential for lower-coupon issues mostly exhausted, we moved into higher-coupon securities as supplies allowed. Besides increasing income further, these issues helped to protect the value of Fund shares during market declines. Throughout the period we continued to emphasize municipals that could not be called in by their issuers -- which further enhanced the Fund's income and share price.

Investing for Low Inflation and
Interest Rates

              If Asia's economic problems slow U.S. growth, keeping a lid on inflation and interest rates, the Fund should benefit further from its longer-maturities. Presently, we do not expect to increase positions in these issues, as there is currently little yield incentive for doing so. Because there is also little incentive for investing in issues with lower credit quality, we plan to stay focused on municipals of higher quality. As in previous months, we plan to emphasize municipals with good call protection to protect the Fund's income and share price.

PORTFOLIO REVIEWS



GALAXY MASSACHUSETTS
MUNICIPAL BOND FUND
By Daniel Rabasco

              When low interest rates boosted municipal supplies in the last six months, supplies in Massachusetts became especially strong. During this time we looked for municipals with coupons and maturities that offered good value to improve the income and share price of the Galaxy Massachusetts Municipal Bond Fund. As in previous periods, we emphasized investments that could not be called in soon by their issuers.

              For the six months ended April 30, 1998, the Fund's Trust Shares earned a total return of 2.29%. Over the same time, Retail A Shares had a return of 2.20% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

              These returns compared to 2.20% for the average Massachusetts municipal bond fund tracked by Lipper and 2.77% for the benchmark Lehman Brothers Municipal Bond Index.


[START DESCRIPTION OF PIE CHART]

Galaxy Massachusetts Municipal Bond Fund
Distribution of Total Net Assets as of April 30, 1998

Other Territories 8%
Massachusetts 89%
Cash Equivalents & Net Other Assets & Liabilities 2%
Pennsylvania 1%

[END DESCRIPTION OF PIE CHART]

              On April 30, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.53% and Retail A Shares had a 30-day SEC annualized yield of 4.39%. These equaled taxable yields of 7.08% and 6.86% for shareholders in the 36% federal income tax bracket who live in the Commonwealth of Massachusetts.

Longer Maturities, Higher Coupons

              In November 1997, when the period started, the Fund was adding lower-coupon issues selling at discounted prices. Having underperformed during earlier interest rate declines, these issues outperformed as rates fell at the end of the year. We also added longer-maturity issues, which gave the Fund extra income and price appreciation.

              The longer-term investments underperformed when interest rates rose in February and April of 1998, but outperformed when rates declined in January and March. Throughout this time, the longer maturities continued to add income to Fund returns. With supplies of municipals particularly strong in Massachusetts, we found many attractive investment opportunities. As the added value in lower-coupon issues disappeared, we looked for higher-coupon municipals that could enhance the Fund's income. These issues also helped protect the price of


[START DESCRIPTION OF BAR CHART]

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

Growth of $10,000 investment*

$10,000           $15,185            3/12/93 - 4/30/98
 $9,625           $12,473            3/12/93 - 4/30/98
$10,000           $13,038            3/12/93 - 4/30/98

[box] Lehman Brothers Municipal Bond Index
[box] Galaxy Massachusetts Municipal Bond Fund-Retail A Shares
[box] Galaxy Massachusetts Municipal Bond Fund-Trust Shares

*Since inception on 3/12/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge, The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

[END DESCRIPTION OF BAR CHART]

PORTFOLIO REVIEWS


Fund shares when bond prices weakened. The Fund's income and share price further benefited from our continued emphasis on municipals with good call protection.

Positioned for Slower Growth

              We believe the Fund is well positioned for the next six-month period. If reduced exports to Asia slow U.S. growth, keeping inflation and interest rates low, the Fund should continue to benefit from its longer maturities. We do not expect to increase investments in those issues for now as we believe the yields available for longer-term municipals are not strong enough to offset the added price risk those issues carry.

              With tight spreads between yields of municipals with different credit ratings, we plan to stay focused on higher-quality bonds. We plan to also continue to emphasize issues with good call protection, to keep the Fund's income and share price as strong as we can.

GALAXY RHODE ISLAND
MUNICIPAL BOND FUND
By Daniel Rabasco

              By emphasizing coupons and maturities with good value in a low interest rate environment, we helped the Galaxy Rhode Island Municipal Bond Fund earn competitive returns for the six months ended April 30, 1998.


[START DESCRIPTION OF PIE CHART]

GALAXY RHODE ISLAND MUNICIPAL BOND FUND
Distribution of Total Net Assets as of April 30, 1998


Cash Equivalents & Net Other Assets & Liabilities 2%
Rhode Island 76%
Kansas 1%
Texas 1%
Other Territories 19%
California 1%

[END DESCRIPTION OF PIE CHART]

              During the period the Fund's Retail A Shares earned a total return of 2.63% before deducting the maximum 3.75% front-end sales charge. (Please see chart on page 2 for total returns after deducting the front-end sales charge.) Over the same time the average Rhode Island municipal bond fund tracked by Lipper had a total return of 2.60%, and the Lehman Brothers Municipal Bond Index had a total return of 2.77%.

              On April 30, 1998, the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.53%. This equaled a taxable yield of 7.08% for taxpayers in the 36% federal income tax bracket who live in the State of Rhode Island.

Raising Maturities and Coupons

              Before November 1997, when the period began, issues with lower coupons had underperformed as interest rates fell. Selling at discounted prices by November, these issues represented good value and we added investments there. With further declines in interest rates, the lower-coupon municipals outperformed and enhanced Fund returns. For additional benefit from falling interest rates, we also purchased longer-term bonds.

[START DESCRIPTION OF BAR CHART]

GALAXY RHODE ISLAND MUNICIPAL BOND FUND
Growth of $10,000 investment*

$10,000           $12,853               12/20/94 - 4/30/98
 $9,625           $12,466               12/20/94 - 4/30/98

[box] Lehman Brothers Municipal Bond Index
[box] Galaxy Rhode Island Municipal Bond Fund-Retail A Shares

* Since inception on 12/20/94 Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund. Results for the index are calculated since 12/31/94 because the index returns are calculated at month-end only.

[END DESCRIPTION OF BAR CHART]

PORTFOLIO REVIEWS


However, the Rhode Island supply of bonds was very limited, preventing the Fund from fully pursuing this strategy. Because longer-term bonds are more sensitive to changes in interest rates than shorter maturities are, they tend to gain more in price when interest rates fall. In the meantime, they added income to Fund returns.

              As the added value in lower-coupon issues abated during the first months of 1998, we made purchases of higher-coupon issues that could provide the Fund with added income and protect the value of its share price in times of market weakness. When bond prices fall, prices for higher-coupon issues tend to hold up better than those for lower-coupon issues. We continued to emphasize municipals with longer maturities, which also enhanced Fund income. Although the prices of these issues underperformed when interest rates rose in February and April, they outperformed when rates fell in January and March.

             Throughout the period we remained committed to municipals that could not be called in soon by their issuers. These investments further enhanced the Fund's income and share price.

An Investment Mix for the Future

              Believing that economic problems in Asia will curb U.S. growth and inflation, we plan to maintain this investment mix in months to come. If interest rates remain low, the Fund should continue to benefit from income added by its higher-coupon issues. These issues should also serve the Fund well if near-term inflation jitters cause temporary weakness in bond prices. The Fund's longer maturities should further enhance income. With the municipal yield curve relatively flat, however, we do not expect to make additional purchases of longer-term issues any time soon.

              Because spreads are tight between yields for municipals with different credit ratings, we will probably continue to emphasize higher-quality issues. We plan to also continue to focus on municipals with good call protection to maximize the Fund's income and the price of its shares.

Daniel Rabasco is a member of the Tax-Exempt Investment Policy Committee of Fleet Investment Advisors Inc. He became manager of the Galaxy Tax-Free Bond Funds in May of 1997. He has managed fixed-income investments since 1987.







--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and exclude the deduction of any front end or contingent deferred sales charge where applicable unless otherwise indicated. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

                                   [SIDEBAR]
                                    TRUSTEES
                                  AND OFFICERS
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                John T. O'Neill
                              President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                                Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                    W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Jylanne Dunne
                                Vice President &
                              Assistant Treasurer

                               INVESTMENT ADVISOR
                                Fleet Investment
                                 Advisors Inc.
                                75 State Street
                                   Boston, MA
                                     02109

                                  DISTRIBUTOR
                                   First Data
                               Distributors, Inc.
                              4400 Computer Drive
                                  Westborough,
                              Massachusetts 01581

                                 ADMINISTRATOR
                    First Data Investor Services Group, Inc.
                              4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                 [END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.


Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.



                                 [RECYCLE LOGO]

                   This report was printed on recycled paper.

THE GALAXY FUND


Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
MUNICIPAL SECURITIES - 102.83%
             Alaska - 1.08%

$   375,000  Alaska Municipal Bond Authority
             Series B, GO
             6.60%, 07/01/99
             Insured: MBIA .........................................      $  376,594
  1,275,000  Anchorage Hospital Revenue
             Sisters of Providence Project
             6.75%, 10/01/00 .......................................        1,348,313
                                                                          -----------
                                                                            1,724,907
                                                                          -----------

             California - 8.10%

  2,500,000  California Educational Facilities
             Authority, Stanford University, Series O
             5.13%, 01/01/31 .......................................        2,390,625
  2,000,000  California Rural Home Mortgage
             Finance Authority, Series A
             6.35%, 12/01/29 .......................................        2,172,500
  2,000,000  California State, GO
             5.00%, 10/01/19 .......................................        1,920,000
  1,500,000  California State Veteran Bond, GO
             Series BH
             5.40%, 12/01/15
             Insured: FSA ..........................................        1,513,125
  1,000,000  California State Veteran Bond, GO
             Series BH
             5.40%, 12/01/16
             Insured: FSA ..........................................        1,008,750
  3,000,000  Los Angeles County
             Public Works Authority, Series A
             5.00%, 10/01/16 .......................................        2,913,750
  1,000,000  Santa Clara County
             Transportation District, Series A
             5.00%, 06/01/15 .......................................          982,500
                                                                          -----------
                                                                           12,901,250
                                                                          -----------
             Colorado -  0.46%

    750,000  Colorado Health Facilities Authority
             Series B
             5.25%, 02/01/18 .......................................          728,438
                                                                          -----------

             Connecticut - 2.87%

  1,000,000  Connecticut State HEFA
             Trinity College, Series F
             5.50%, 07/01/21
             Insured: MBIA .........................................        1,056,250
    825,000  Connecticut State Housing Finance
             Authority, Housing Mortgage Finance
             Program, Series A
             6.10%, 05/15/13 .......................................          867,281
  1,000,000  Connecticut State Housing Finance
             Authority, Housing Mortgage Finance
             Program, SubSeries B-1
             6.25%, 05/15/11 .......................................        1,066,250


                                                                             Value
  Par Value                                                                 (Note 2)
  ---------                                                                 --------
             Connecticut (continued)

 $1,000,000  Connecticut State Special Tax Obligation
             Transportation Infrastructure, Series A
             5.40%, 09/01/10 .......................................      $ 1,032,500
    500,000  Connecticut State Special Tax Obligation
             Transportation Infrastructure, Series B
             6.10%, 09/01/07 .......................................          541,250
                                                                          -----------
                                                                            4,563,531
                                                                          -----------
             Florida - 4.04%

  1,000,000  Florida State Department
             of Transportation, Right of Way
             5.40%, 07/01/16 .......................................        1,015,000
  2,000,000  Hillsborough County
             School Board, Series A
             5.50%, 07/01/14
             Insured: MBIA .........................................        2,105,000
  2,835,000  Miami, Dade County
             Special Obligation, Series A
             5.22%, 10/01/14 (A)
             Insured: MBIA .........................................        1,208,419
  1,000,000  Pinellas County Resource Recovery
             Revenue, Series A
             6.60%, 10/01/00
             Insured: MBIA .........................................        1,058,750
  1,000,000  Tampa Catholic
             Health Systems, Series A-1
             5.50%, 11/15/14 .......................................        1,040,000
                                                                          -----------
                                                                            6,427,169
                                                                          -----------

             Georgia - 2.06%

  2,000,000  De Kalb County
             Water and Sewer, Revenue
             6.25%, 10/01/06 .......................................        2,235,000
  1,000,000  Fulton County School District, GO
             5.60%, 01/01/11 .......................................        1,047,500
                                                                          -----------
                                                                            3,282,500
                                                                          -----------

             Idaho - 1.08%

    500,000  Boise-Kuna Irrigation District
             Lucky Peak Hydroelectric Project
             6.60%, 07/01/05 .......................................          543,125
  1,160,000  Idaho Housing & Finance Assistance
             Single Family Mortgage, Senior
             Series G-2, AMT
             5.70%, 07/01/16 .......................................        1,181,750
                                                                          -----------
                                                                            1,724,875
                                                                          -----------

             Illinois - 4.69%

  1,000,000  Cook County, GO
             7.25%, 11/01/07
             Insured: MBIA .........................................        1,188,750


                       See Notes to Financial Statements.
                                       13

THE GALAXY FUND


Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
            Illinois (continued)

$3,000,000  Illinois Educational Facilities Authority
            Wesleyan University
            5.65%, 09/01/26
            Insured: MBIA ..........................................      $ 3,097,500
 1,000,000  Illinois State, GO
            5.80%, 09/01/18
            Insured: FGIC ..........................................        1,053,750
 1,000,000  Peoria Public Building Commission
            School Building & Facilities
            District No. 150 Project
            6.50%, 12/01/00
            Pre-refunded 12/01/09
            Insured: AMBAC .........................................        1,037,500
 1,000,000  Regional Transportation Authority
            Series A
            6.25%, 06/01/15 ........................................        1,088,750
                                                                          -----------
                                                                            7,466,250
                                                                          -----------

            Indiana - 1.34%

 2,000,000  Indianapolis Local Public Improvement
            Bond Bank, Series A
            6.00%, 01/10/18 ........................................        2,132,500
                                                                          -----------

            Iowa - 1.12%

 1,745,000  Iowa Finance Authority Single Family
            Revenue, Mortgage, Series F
            5.55%, 01/01/16 ........................................        1,782,081
                                                                          -----------

            Kansas - 1.05%

 1,575,000  Kansas State
            Department of Highway Transportation
            5.50%, 09/01/14 ........................................        1,663,594
                                                                          -----------

            Kentucky - 1.33%

 1,000,000  Kentucky Housing Corp. Guaranteed
            Series C-3
            5.70%, 01/01/11 ........................................        1,043,750
 1,000,000  Kentucky State Turnpike Authority
            Economic Development, Road Revenue
            Revitalization Projects
            7.13%, 05/15/01
            Pre-refunded 05/15/00 ..................................        1,071,250
                                                                          -----------
                                                                            2,115,000
                                                                          -----------

            Maine - 1.19%

   250,000  Maine Municipal Bond Bank
            Series B
            6.75%, 11/01/12 ........................................          277,188
   500,000  Maine Municipal Bond Bank
            Sewer & Water, SRF Program, Series A
            6.50%, 11/01/08 ........................................          539,375


                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
            Maine (continued)

$1,000,000  Maine State Housing Authority
            Mortgage, Series C-1
            6.50%, 11/15/11 ........................................      $ 1,075,000
                                                                          -----------
                                                                            1,891,563
                                                                          -----------

            Maryland - 3.73%

 2,875,000  Maryland State Community
            Development Administration, Dept.
            of Housing & Community Development
            Series A, AMT
            5.70%, 07/01/17 ........................................        2,957,656
 1,500,000  Maryland State Health & Higher
            Education, Facilities Authority
            Johns Hopkins University
            6.00%, 07/01/10 ........................................        1,663,125
 1,250,000  Montgomery County Housing
            Opportunity, Commission Single
            Family Mortgage Revenue
            5.75%, 07/01/13 ........................................        1,312,500
                                                                          -----------
                                                                            5,933,281
                                                                          -----------

            Massachusetts - 7.25%

 1,000,000  Massachusetts Municipal Wholesale
            Electric, Copower Supply System
            Series D, 6.00%, 07/01/11
            Insured: MBIA ..........................................        1,066,250
 1,000,000  Massachusetts State
            Series A, SP OB,
            5.80%, 06/01/14
            Pre-refunded 06/01/04 ..................................        1,076,250
 1,000,000  Massachusetts State HEFA
            Milford-Whitinsville Regional Hospital
            Series C
            5.38%, 07/15/28 ........................................          961,250
 2,000,000  Massachusetts State HEFA
            Partners Healthcare System, Series A
            5.38%, 07/01/17
            Insured: MBIA ..........................................        2,005,000
   200,000  Massachusetts State HEFA
            South Shore Hospital, Series D
            6.50%, 07/01/10
            Insured: MBIA ..........................................          217,250
 2,000,000  Massachusetts State IFA
            Tufts University, Series H
            5.50%, 02/15/12
            Insured: MBIA ..........................................        2,105,000
 1,000,000  Massachusetts State Industrial Finance
            Electric Utility Revenue
            Nantucket Electric, Series A, AMT
            5.88%, 07/01/17
            Insured: AMBAC .........................................        1,051,250
 2,000,000  Massachusetts State Port Authority
            Series A
            5.38%, 07/01/18 ........................................        2,012,500

                       See Notes to Financial Statements.
                                       14

THE GALAXY FUND


Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
             Massachusetts (continued)

 $1,000,000  Massachusetts State
             Water Resource Authority, Series B
             5.50%, 08/01/15
             Insured:FSA ...........................................      $ 1,057,500
                                                                          -----------
                                                                           11,552,250
                                                                          -----------

             Michigan - 0.67%

  1,000,000  Central Michigan University
             6.00%, 10/01/13
             Insured: MBIA .........................................        1,062,500
                                                                          -----------

             Minnesota - 1.93%

  1,000,000  Minnesota Public Facilities Authority Water
             PCR, Series A
             6.90%, 03/01/03
             Pre-refunded 03/01/00 .................................        1,067,500
  2,000,000  Rochester Health Care Facilities
             Mayo Foundation, Series A
             5.50%, 11/15/27
             Insured: GO of Foundation .............................        1,990,000
                                                                          -----------
                                                                            3,057,500
                                                                          -----------

             Missouri - 3.13%

  2,000,000  Missouri State HEFA
             SSM Healthcare, Series A
             5.00%, 06/01/18
             Insured: MBIA .........................................        1,917,500
    790,000  Missouri State
             Housing and Development,
             Single Family, Series B-2
             6.40%, 03/01/29 .......................................          860,112
  2,000,000  Sikeston Electric Revenue
             6.00%, 06/01/14
             Insured: MBIA .........................................        2,205,000
                                                                          -----------
                                                                            4,982,612
                                                                          -----------

             Nebraska - 1.22%

  2,000,000  Lincoln Electric Systems
             Series A
             5.00%, 09/01/18 .......................................        1,935,000
                                                                          -----------

             Nevada - 0.67%

  1,000,000  Clark County
             Series A, GO & Revenue
             6.00%, 06/01/16
             Pre-refunded 06/01/02
             Insured: AMBAC ........................................        1,061,250
                                                                          -----------


                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
             New Jersey - 2.01%

 $1,000,000  Mercer County Improvement Authority
             Customer Receipts, Justice Complex
             6.05%,01/01/07 ........................................      $ 1,001,140
  1,500,000  New Jersey Health Care Facilities
             Financing, AHS Hospital Corp., Series A
             6.00%, 07/01/12
             Insured: AMBAC ........................................        1,661,250
    500,000  New Jersey State
             Transportation Systems
             Series A
             5.50%, 06/15/09 .......................................          536,250
                                                                          -----------
                                                                            3,198,640
                                                                          -----------

             New Mexico - 0.49%

    750,000  Dona Ana County
             Gross Receipt Tax Revenue
             5.50%, 06/01/16
             Insured: AMBAC ........................................          778,125
                                                                          -----------

             New York - 7.27%

  1,000,000  Battery Park City Authority
             Senior Lien, Series A
             5.50%, 11/01/10 .......................................        1,021,250
  2,165,000  Metropolitan Transportation Authority
             Dedicated Tax Fund, Series C-1
             5.25%, 07/01/17
             Insured: FGIC .........................................        2,154,175
  1,500,000  New York City
             Transitional Finance Authority
             Revenue, Series C
             5.00%, 05/01/26 .......................................        1,413,750
  1,000,000  New York Municipal Water Finance
             Authority, Water and Sewer System
             Series A
             5.50%, 06/15/11 .......................................        1,026,250
    250,000  New York State, GO
             6.10%, 11/15/09 .......................................          266,874
  1,000,000  New York State, GO
             5.50%, 06/15/10 .......................................        1,040,000
  1,000,000  New York State, Series I, GO
             6.00%, 04/15/09 .......................................        1,077,500
    255,000  New York State Dormitory Authority
             University of Rochester
             6.50%, 07/01/09 .......................................          261,012
  4,000,000  New York State Dormitory Authority
             Capital Appreciation, State University
             5.18%, 05/15/10 (A)
             Insured: MBIA .........................................        2,215,000
  1,000,000  Port Authority of New York &
             New Jersey, JFK International Air
             Terminal, Series 6, SP OB, AMT
             6.00%, 12/01/07
             Insured: MBIA .........................................        1,105,000
                                                                          -----------
                                                                           11,580,811
                                                                          -----------


                       See Notes to Financial Statements.
                                       15

THE GALAXY FUND


Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
            North Carolina - 1.62%

$1,500,000  Charlotte Certificates of Participation
            Convention Facility Project
            6.35%, 12/01/00
            Insured: AMBAC .........................................      $ 1,580,625
   925,000  North Carolina Housing Finance Agency
            Single Family Revenue, Series Y
            6.30%, 09/01/15 ........................................          993,218
                                                                          -----------
                                                                            2,573,843
                                                                          -----------

            Ohio - 6.64%

 1,000,000  Cleveland Waterworks
            First Mortgage, Series F-92 A
            6.25%, 01/01/15
            Insured: AMBAC .........................................        1,068,750
 1,000,000  Cleveland Waterworks
            Refunding & Improvement
            First Mortgage
            5.50%, 01/01/10
            Insured: MBIA ..........................................        1,055,000
 1,460,000  Forest Hills School District, GO
            6.00%, 12/01/10
            Insured: MBIA ..........................................        1,620,600
 1,500,000  Hamilton County Sewer System
            Improvement, Series A
            5.00%, 12/01/17
            Insured: FGIC ..........................................        1,466,250
 1,000,000  Ohio State Building Authority
            State Facilities, Adult Correctional
            Series A
            6.00%, 04/01/06
            Insured: AMBAC .........................................        1,090,000
 2,695,000  Ohio State
            Capital Appreciation
            2.30%, 08/01/07 (A) ....................................        1,745,012
   750,000  Ohio State Public Facilities Commission
            Higher Educational Facilities, Series B
            6.50%, 12/01/99
            Insured: AMBAC .........................................          779,062
 1,785,000  Ohio State Water Development Authority
            Pollution Center, Facilities, Water Control
            Loan Fund, Water Quality Series
            5.00%, 12/01/15
            Insured: MBIA ..........................................        1,758,225
                                                                          -----------
                                                                           10,582,899
                                                                          -----------

            Pennsylvania - 6.32%

 2,000,000  Delaware Valley Regional Finance
            Authority, Local Government Revenue,
            Series B
            5.60%, 07/01/17
            Insured: AMBAC .........................................        2,127,500
 2,210,000  Elizabeth Forward School District
            Capital Appreciation, Series B, GO
            5.52%, 09/01/21 (A)
            Insured: MBIA ..........................................          660,238


                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
            Pennsylvania (continued)

$2,210,000  Elizabeth Forward School District
            Capital Appreciation, Series B, GO
            5.52%, 09/01/22 (A)
            Insured: MBIA ..........................................      $   621,563
 1,000,000  Luzerne County, Series B, GO
            6.00%, 09/15/11
            Insured: FGIC ..........................................        1,030,000
 1,900,000  Pennsylvania Higher Educational
            Facilities Authority, Health Services
            University of Pennsylvania, Series B
            5.88%, 01/01/15 ........................................        1,992,625
 1,500,000  Pennsylvania Housing Finance Agency
            Single Family Mortgage, Series 59-A, AMT
            5.75%, 10/01/23 ........................................        1,531,875
 1,000,000  Pennsylvania State
            Second Series A, GO
            6.50%, 11/01/04
            Pre-refunded 11/01/01
            Insured: MBIA ..........................................        1,083,750
   955,000  Pennsylvania State Higher Education
            Assistance, Agency Student Loan
            Revenue, Series A
            6.80%, 12/01/00
            Insured: FGIC ..........................................        1,013,494
                                                                          -----------
                                                                           10,061,045
                                                                          -----------

            Rhode Island - 3.62%

   200,000  Rhode Island Clean Water Protection
            Finance Agency, Revolving Fund
            Pooled Loan Issue, Series A
            6.75%, 10/01/13
            Insured: MBIA ..........................................          220,000
 1,000,000  Rhode Island Housing & Mortgage
            Finance, Homeownership Opportunity
            Series 19-A
            5.70%, 04/01/15 ........................................        1,023,750
   700,000  Rhode Island Housing & Mortgage
            Finance, Homeownership Opportunity
            Series 13
            6.70%, 10/01/15 ........................................          755,125
 1,500,000  Rhode Island State Health & Educational
            Building Corp., Higher Education
            Johnson & Wales University
            6.38%, 04/01/12
            Insured: Connie Lee ....................................        1,640,625
   500,000  Rhode Island State Health & Educational
            Building Corp., Miriam Hospital, Series B
            6.50%, 04/01/13
            Pre-refunded 04/01/03 ..................................          551,875
 1,500,000  Rhode Island State Health & Educational
            Corp., Higher Education
            Johnson & Wales University, Series A
            5.75%, 04/01/12
            Insured: Connie Lee ....................................        1,573,125
                                                                          -----------
                                                                            5,764,500
                                                                          -----------


                       See Notes to Financial Statements.
                                       16

THE GALAXY FUND


Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
            South Carolina - 3.20%

$1,500,000  Greenville Waterworks, Revenue
            5.50%, 02/01/22 ........................................      $ 1,533,750
 2,100,000  Oconee County, PCR
            Duke Power Co. Project
            5.80%, 04/01/14 ........................................        2,215,500
   500,000  Piedmont Municipal
            Power Agency Electric
            6.10%, 01/01/06
            Insured: MBIA ..........................................          549,375
   750,000  Richland County
            Certificates of Participation
            6.90%, 02/01/01
            Insured: FGIC ..........................................          800,625
                                                                          -----------
                                                                            5,099,250
                                                                          -----------

            South Dakota - 0.67%

 1,000,000  Rapid City Sales Tax
            Series B
            6.20%, 06/01/12
            Insured: FGIC ..........................................        1,068,750
                                                                          -----------

            Tennessee - 2.32%

   500,000  Memphis Water Revenue
            Series A
            6.00%, 01/01/07 ........................................          532,500
 2,000,000  Metropolitan Government Nashville &
            Davidson County, GO
            5.88%, 05/15/26 ........................................        2,097,500
 1,000,000  Metropolitan Government Nashville &
            Davidson County Health & Education
            Facilities Board, Vanderbilt University
            Series B
            6.30%, 10/01/14 ........................................        1,070,000
                                                                          -----------
                                                                            3,700,000
                                                                          -----------

            Texas - 10.90%

 5,000,000  Harris County Capital Appreciation
            Series A, GO & Revenue
            5.18%, 08/15/07 (A)
            Insured: FGIC ..........................................        3,212,500
 2,000,000  Harris County Health Facilities
            Development Corp., Hospital Revenue
            Memorial Hospital System, Series A
            6.00%, 06/01/12
            Insured: MBIA ..........................................        2,195,000
 2,170,000  Harris County Health Facilities
            Development Corp., Memorial Hospital
            System Project, Series A
            6.00%, 06/01/13
            Insured: MBIA ..........................................        2,378,863
 4,000,000  Houston Water & Sewer System
            Junior Lien, Series C
            5.35%, 12/01/11 (A)
            Insured: AMBAC .........................................        2,010,000


                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
            Texas (continued)

$1,750,000  Lower Colorado River Authority
            Capital Appreciation, Junior Lien
            4th Supplement
            5.45%, 01/01/13 (A)
            Insured: FGIC ..........................................         $815,938
 2,000,000  Lower Neches Valley Authority, IDC
            Mobil Oil Refining Project
            5.80%, 05/01/22 ........................................        2,072,500
 2,000,000  New Braunfels Independent School
            District, Capital Appreciation, GO
            5.23%, 02/01/07 (A) ....................................        1,322,500
 1,000,000  North Central Health Facilities
            Development Corp., Hospital
            Presbyterian Healthcare
            5.90%, 06/01/21
            Pre-refunded 06/01/05 ..................................        1,077,500
 2,000,000  San Antonio Airport System
            7.13%, 07/01/05
            Insured: AMBAC .........................................        2,260,000
                                                                          -----------
                                                                           17,344,801
                                                                          -----------

            Utah - 0.64%

 1,000,000  Utah State Housing Finance Agency
            Single Family Mortgage, Series D-1,
            Class I
            5.65%, 07/01/16 ........................................        1,017,500
                                                                          -----------

            Virginia - 0.67%

 1,000,000  Norfolk Industrial Development
            Authority Childrens Hospital,
            Kings Group
            6.50%, 06/01/21
            Insured: AMBAC .........................................        1,067,500
                                                                          -----------

            Washington - 2.56%

 1,370,000  Seattle, GO
            Series A
            5.50%, 03/01/11 ........................................        1,457,338
 1,500,000  Washington State Public Power Supply
            System, Nuclear Project No. 1, Series A
            7.25%, 07/01/99 ........................................        1,552,500
 1,000,000  Washington State Public Power Supply
            System, Nuclear Project No. 2, Series C
            7.30%, 07/01/00 ........................................        1,062,500
                                                                          -----------
                                                                            4,072,338
                                                                          -----------

            West Virginia - 1.32%

 2,000,000  West Virginia School Building Authority
            Capital Improvement
            5.50%, 07/01/11
            Insured: AMBAC .........................................        2,097,500
                                                                          -----------

                       See Notes to Financial Statements.
                                       17

THE GALAXY FUND


Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                            Value
 Par Value                                                                 (Note 2)
 ---------                                                                 --------
            Other Territories - 3.57%

$2,500,000  Puerto Rico Commonwealth
            Highway and Transportation Authority
            Series A
            5.00%, 07/01/38 ........................................      $  2,343,750
 3,000,000  Puerto Rico Electric Power Authority
            Series BB
            6.00%, 07/01/12
            Insured: MBIA ..........................................         3,345,000
                                                                          ------------
                                                                             5,688,750
                                                                          ------------
            Total Municipal Securities .............................       163,684,303
            (Cost $158,891,862)                                           ------------


  Shares
  ------
INVESTMENT COMPANY - 0.45%

   718,932  Federated Tax-Free Obligations Fund ....................           718,932
                                                                          ------------
            Total Investment Company ...............................           718,932
            (Cost $718,932)                                               ------------


Total Investments - 103.28% ........................................       164,403,235
(Cost $159,610,794)                                                       ------------

Net Other Assets and Liabilities - (3.28)% .........................        (5,230,669)
                                                                          ------------
Net Assets - 100.00% ...............................................      $159,172,566
                                                                          ============

------------
(A)         Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC       American Municipal Bond Assurance Corp.
AMT         Alternative Minimum Tax - Private activity obligations whose interest is subject to the Federal AMT for individuals.
Connie Lee  College Construction Loan Association
FGIC        Federal Guaranty Insurance Corp.
FSA         Financial Security Assurance Company
GO          General Obligation
HEFA        Health and Educational Facilities Authority
IDC         Industrial Development Corp.
IFA         Industrial Finance Agency
LOC         Letter of Credit
MBIA        Municipal Bond Insurance Association
PCR         Pollution Control Revenue
SP OB       Special Obligation


                       See Notes to Financial Statements.
                                       18

THE GALAXY FUND

New Jersey Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                                Value
 Par Value                                                                     (Note 2)
-----------                                                                   ---------
MUNICIPAL SECURITIES - 94.85%

            New Jersey - 83.61%

$  235,000  Freehold Board of Education, GO
            5.38%, 07/15/10
            Insured: FSA ...........................................         $  245,575
   250,000  Lenape Regional High School District, GO
            5.00%, 04/01/08
            Insured: FGIC ..........................................            256,250
    50,000  Lenape Regional High School District, GO
            5.00%, 04/01/12
            Insured: FGIC ..........................................             50,125
   250,000  Mercer County Improvement Authority
            Revenue Youth Center, Series B
            5.00%, 02/15/14
            Insured: FGIC ..........................................            245,937
   250,000  Metuchen School District, GO
            5.13%, 09/15/12
            Insured: FGIC ..........................................            253,124
    50,000  Monmouth County Improvement Authority
            Revenue Governmental Loan
            5.50%, 12/01/07
            Insured: AMBAC .........................................             53,500
   100,000  Morristown, GO
            5.15%, 02/01/09
            Insured: FSA ...........................................            104,000
    75,000  New Jersey
            Environmental Infrastructure
            Wastewater Treatment, Series F
            5.00%, 04/01/14
            Insured: MBIA ..........................................             74,438
   500,000  New Jersey
            Environmental Infrastructure
            Wastewater Treatment, Series G
            5.00%, 04/01/12
            Insured: FGIC ..........................................            498,750
    50,000  New Jersey Health Care Facilities
            Kennedy Healthcare Sytems, Series B
            5.00%, 07/01/09
            Insured: MBIA ..........................................             51,187
   250,000  New Jersey State, GO
            7.25%, 04/15/01
            Pre-refunded 04/15/99 ..................................            259,005
    50,000  New Jersey State, GO
            7.00%, 04/01/07
            Pre-refunded 04/01/01 ..................................             54,312
 1,000,000  New Jersey State, GO
            5.00%, 03/01/11 ........................................          1,006,250
    75,000  New Jersey State, GO
            Series D
            5.40%, 02/15/03 ........................................             78,375


                                                                                Value
 Par Value                                                                     (Note 2)
-----------                                                                   ---------
            New Jersey (continued)

  $250,000  New Jersey State Building Authority
            6.00%, 06/15/07 ........................................         $  278,125
   200,000  New Jersey State Building Authority
            7.50%, 06/15/09
            Pre-refunded 06/15/99 ..................................            211,500
   250,000  New Jersey State
            Educational Facilities Authority
            Richard Stockton College, Series C
            5.10%, 07/01/23
            Insured: AMBAC .........................................            243,750
   500,000  New Jersey State
            Housing and Mortgage
            Finance Authority
            Home Buyer, Series G
            4.63%, 04/01/15
            Insured: MBIA ..........................................            501,875
   250,000  New Jersey State
            Transportation Systems, Series A
            5.50%, 06/15/09 ........................................            268,125
    50,000  Old Tappan Board of Education, GO
            5.10%, 04/01/15
            Insured: FGIC ..........................................             49,625
    50,000  Plumstead Board of Education, GO
            5.00%, 03/01/14
            Insured: FGIC ..........................................             49,438
    50,000  Woodbridge Sewer and Utility
            6.80%, 08/01/05
            Pre-refunded 08/01/00 ..................................             53,250
                                                                             ----------
                                                                              4,886,516
                                                                             ----------

            Other Territories - 11.24%

    60,000  Puerto Rico Commonwealth, GO
            7.63%, 07/01/10
            Pre-refunded 07/01/00 ..................................             65,475
   250,000  Puerto Rico Commonwealth, GO
            6.00%, 07/01/16
            Insured: MBIA ..........................................            279,688
    50,000  Puerto Rico
            Electric Power Authority, Series AA
            5.25%, 07/01/17
            Insured: MBIA ..........................................             50,375
   250,000  Puerto Rico Commonwealth
            Infrastructure, Series A
            Financing Authority Special Tax
            5.13%, 07/01/09
            Insured: AMBAC .........................................            261,563
                                                                             ----------
                                                                                657,101
                                                                             ----------
            Total Municipal Securities .............................          5,543,617
            (Cost $5,567,942)                                                ----------


                       See Notes to Financial Statements.
                                       19

THE GALAXY FUND

New Jersey Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                                Value
  Shares                                                                       (Note 2)
-----------                                                                   ---------

INVESTMENT COMPANY - 3.36%

   196,080  Federated Tax Exempt
            Money Market Fund ......................................         $  196,080
                                                                             ----------
            Total Investment Company ...............................            196,080
            (Cost $196,080)                                                  ----------


Total Investments - 98.21% .........................................          5,739,697
(Cost $5,764,022)                                                            ----------

Net Assets and Other Liabilities - 1.79% ...........................            104,634
                                                                             ----------
Net Assets - 100.00% ...............................................         $5,844,331
                                                                             ==========

----------------------
AMBAC  American Municipal Bond Assurance Corp.
FGIC   Federal Guaranty Insurance Corp.
FSA    Financial Security Assurance Company
GO     General Obligation
MBIA   Municipal Bond Insurance Association


                       See Notes to Financial Statements.
                                       20

THE GALAXY FUND

New York Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)


                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
MUNICIPAL SECURITIES - 98.23%

                New York - 94.05%

    $1,000,000  Albany County, GO
                5.50%, 06/01/08
                Insured: FGIC ......................................                   $1,042,500
     1,000,000  Albany County Airport Authority
                5.38%, 12/15/17
                Insured: FSA .......................................                    1,002,500
       100,000  Canandaigua City
                School District, GO
                6.50%, 06/01/10
                Insured: AMBAC .....................................                      114,375
       150,000  Chenango, GO
                6.00%, 07/15/06 ....................................                      163,688
       100,000  Huntington, GO, Series B
                6.25%, 04/15/07
                Insured: AMBAC .....................................                      108,500
     1,000,000  Metropolitan Transportation Authority
                Dedicated Tax Fund, Series A
                5.50%, 04/01/16
                Insured: MBIA ......................................                    1,025,000
     1,000,000  Metropolitan Transportation Authority
                Dedicated Tax Fund, Series C-1
                5.25%, 07/01/17
                Insured: FGIC ......................................                      995,000
       750,000  Monroe County
                Public Improvement, GO
                6.10%, 03/01/09
                Insured: MBIA ......................................                      799,344
       900,000  Monroe County
                Public Improvement, GO
                6.10%, 06/01/14
                Pre-refunded 06/01/04
                Insured: AMBAC .....................................                      992,250
     1,000,000  Monroe County Water Authority
                Series A
                6.25%, 08/01/11 ....................................                    1,067,500
     1,000,000  Monroe Woodbury
                Central School District, GO
                5.63%,05/15/18
                Insured: MBIA ......................................                    1,028,750
     1,500,000  Municipal Assistance Corporation
                for New York, New York
                Series L
                6.00%, 07/01/08 ....................................                    1,646,250
       225,000  Nassau County, GO
                6.10%, 05/15/05
                Insured: MBIA ......................................                      241,875
       500,000  New Castle Public Improvement, GO
                5.88%, 09/15/09 ....................................                      533,125
     1,000,000  New York, GO, Series I
                6.00%, 04/15/09 ....................................                    1,077,500
     2,060,000  New York City
                Capital Appreciation, Series F, GO
                4.59%, 08/01/08 (A)
                Insured: MBIA ......................................                    1,254,025

                New York (continued)

    $3,500,000  New York City
                Capital Appreciation, Series G, GO
                4.65%, 08/01/08 (A)
                Insured: MBIA ......................................                   $2,117,500
     1,000,000  New York, IDA
                Civic Facility
                Trinity Episcopal School Corp. Project
                5.25%, 06/15/17
                Insured: MBIA ......................................                      990,000
       750,000  New York City Municipal Water
                Finance Authority
                Water & Sewer System, Series A
                5.90%, 06/15/04 ....................................                      808,125
       500,000  New York City Municipal Water
                Finance Authority
                Water & Sewer System, Series A
                6.10%, 06/15/06 ....................................                      540,000
     2,000,000  New York City Municipal Water
                Finance Authority
                Water & Sewer System, Series A
                5.13%, 06/15/15 ....................................                    1,997,500
     1,000,000  New York City Municipal Water
                Finance Authority
                Water & Sewer System, Series A
                6.00%, 06/15/17 ....................................                    1,038,750
     1,000,000  New York City Municipal Water
                Finance Authority
                Water & Sewer System, Series A
                5.75%, 06/15/18
                Insured: AMBAC .....................................                    1,043,750
       750,000  New York City Municipal Water
                Finance Authority
                Water & Sewer System, Series B
                5.75%, 06/15/13
                Insured: MBIA ......................................                      791,250
     1,000,000  New York City Municipal Water
                Finance Authority
                Water & Sewer System, Series B
                5.75%, 06/15/26
                Insured: MBIA ......................................                    1,053,750
     4,000,000  New York City
                Transitional Finance Authority
                Revenue, Series C
                5.00%, 05/01/26 ....................................                    3,770,000
     2,000,000  New York City Trust
                Cultural Resources
                American Museum
                of National History, Series A
                5.60%, 04/01/18
                Insured: MBIA ......................................                    2,062,500
       200,000  New York State, GO
                6.70%, 03/01/07 ....................................                      217,750
     1,000,000  New York State, GO
                6.25%, 09/15/07 ....................................                    1,077,500
       100,000  New York State, GO
                6.90%, 02/01/08 ....................................                      109,375


                       See Notes to Financial Statements.

THE GALAXY FUND

New York Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)


                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
                New York (continued)

      $500,000  New York State, GO
                6.25%, 06/15/08 ....................................                   $  538,125
     1,000,000  New York State, GO
                6.13%, 11/15/10 ....................................                    1,066,250
       500,000  New York State, GO
                6.00%, 11/15/11 ....................................                      536,875
     1,030,000  New York State Dormitory Authority
                Cornell University
                5.40% ,07/01/12 ....................................                    1,066,050
     1,000,000  New York State Dormitory Authority
                Ithaca College
                5.00%, 07/01/21 ....................................                      955,000
       500,000  New York State Dormitory Authority
                New York University
                6.25%, 07/01/09
                Insured: FGIC ......................................                      533,750
     1,000,000  New York State Dormitory Authority
                New York University, Series A
                6.00%, 07/01/17
                Insured: MBIA ......................................                    1,102,500
     2,225,000  New York State Dormitory Authority
                Rochester Institute of Technology
                5.30%, 07/01/17
                Insured: MBIA ......................................                    2,230,563
     1,500,000  New York State Dormitory Authority
                Rockefeller University
                5.00%, 07/01/28 ....................................                    1,430,625
     2,000,000  New York State Dormitory Authority
                St. Johns University
                5.70%, 07/01/26
                Insured: MBIA ......................................                    2,077,500
     1,000,000  New York State Dormitory Authority
                University of Rochester
                Strong Memorial Hospital
                5.40%, 07/01/06 ....................................                    1,053,750
       150,000  New York State Dormitory Authority
                University of Rochester
                6.50%, 07/01/09 ....................................                      153,537
     1,125,000  New York State Dormitory Authority
                University of Rochester, Series A
                5.00%, 07/01/27
                Insured: MBIA ......................................                    1,068,750
       100,000  New York State Environmental
                Facilities Corp., State Water
                Revolving Fund, PCR
                Pooled Loan, Series A
                6.40%, 09/15/06 ....................................                      109,625
     1,000,000  New York State Environmental
                Facilities Corp., State Water
                Revolving Fund, PCR
                Pooled Loan, Series A
                5.40%, 09/15/07 ....................................                    1,057,500
       500,000  New York State Environmental
                Facilities Corp., State Water
                Revolving Fund, PCR
                Pooled Loan, Series B
                6.50%, 09/15/08 ....................................                      550,000

                New York (continued)

      $100,000  New York State Environmental
                Facilities Corp., State Water
                Revolving Fund, PCR, Series E
                6.88%, 06/15/10
                Pre-refunded 06/15/01 ..............................                   $  109,375
     1,000,000  New York State Environmental
                Facilities Corp., State Water
                Subordinated Revolving Fund, PCR
                Series E
                5.00%, 06/15/13
                Insured: MBIA ......................................                      987,500
       500,000  New York State Housing
                Finance Agency Multifamily Mortgage
                Housing, Series A
                6.95%, 08/15/12 ....................................                      538,125
       300,000  New York State Local Government
                Assistance Corp., Series A
                6.88%, 04/01/06
                Pre-refunded 04/01/02 ..............................                      331,875
       250,000  New York State Local Government
                Assistance Corp., Series B
                6.00%, 04/01/07 ....................................                      268,750
     1,000,000  New York State Local Government
                Assistance Corp., Series B
                6.00%, 04/01/18 ....................................                    1,055,000
     1,250,000  New York State Local Government
                Assistance Corp., Series C
                6.00%, 04/01/07 ....................................                    1,343,750
       250,000  New York State Local Government
                Assistance Corp., Series C
                6.50%, 04/01/15 ....................................                      265,313
       800,000  New York State Medical Care Facilities
                Finance Agency
                Second Mortgage Program
                Health Care Projects, Series B
                6.35%, 11/01/14 ....................................                      849,000
       500,000  New York State Mortgage Agency
                Homeowner Mortgage, Series 27
                6.90%, 04/01/15 ....................................                      544,375
     3,000,000  New York State Mortgage Agency
                Homeowner Mortgage, Series 67
                5.70%, 10/01/17 ....................................                    3,048,750
       145,000  New York State Mortgage Agency
                Revenue, 8th Series
                6.88%, 04/01/17 ....................................                      145,335
     1,000,000  New York State Power Authority
                Revenue, General Purpose, Series AA
                6.38%, 01/01/12 ....................................                    1,082,500
       175,000  New York State Power Authority
                Revenue, General Purpose, Series Z
                6.63%, 01/01/12 ....................................                      190,969
       325,000  New York State Power Authority
                Revenue, General Purpose, Series Z
                6.63%, 01/01/12 ....................................                      354,656
                Pre-refunded 01/01/02


                       See Notes to Financial Statements.

THE GALAXY FUND

New York Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)


                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
                New York (continued)

    $1,250,000  New York State Thruway Authority
                Revenue, Series A
                5.88%, 01/01/07 ....................................                 $  1,317,188
       500,000  Onondaga County, GO
                5.88%, 02/15/10 ....................................                      550,000
       250,000  Orange County, GO
                6.20%, 12/01/09
                Pre-refunded 12/01/99 ..............................                      263,125
       100,000  Orange County, GO
                6.20%, 12/01/10
                Pre-refunded 12/01/99 ..............................                      105,250
       100,000  Orleans County, GO
                6.50%, 09/15/08 ....................................                      115,000
     1,000,000  Port Authority of New York
                and New Jersey
                JFK International Air Terminal
                6.00%, 12/01/07
                Insured: MBIA ......................................                    1,105,000
       200,000  Port Authority of New York
                and New Jersey
                Consolidated Loan, Series 71
                6.90%, 07/15/09 ....................................                      213,000
       500,000  Port Authority of New York
                and New Jersey
                Consolidated Loan, Series 78
                6.50%, 04/15/11 ....................................                      533,125
       500,000  Triborough Bridge and
                Tunnel Authority, Revenue
                General Purpose, Series X
                6.00%, 01/01/06 ....................................                      523,750
       500,000  Triborough Bridge and
                Tunnel Authority, Revenue
                General Purpose, Series X
                6.00%, 01/01/07 ....................................                      523,125
       750,000  Triborough Bridge and
                Tunnel Authority, Revenue
                General Purpose, Series X
                6.00%, 01/01/08 ....................................                      781,875
       300,000  Triborough Bridge and
                Tunnel Authority, Revenue
                General Purpose, Series X
                6.63%, 01/01/12 ....................................                      347,625
       750,000  Triborough Bridge and
                Tunnel Authority, Revenue
                General Purpose, Series Y
                6.00%, 01/01/12 ....................................                      823,125
       100,000  Triborough Bridge and
                Tunnel Authority, Revenue, SP OB
                6.10%, 01/01/05
                Insured: FGIC ......................................                      107,375
       250,000  Triborough Bridge and
                Tunnel Authority, Revenue, SP OB
                6.15%, 01/01/06
                Insured: FGIC ......................................                      268,438
       500,000  United Nations Development Corp.
                Senior Lien, Series A
                6.00%, 07/01/06
                Pre-refunded 07/01/03 ..............................                      544,375

                New York (continued)

$  1,000,000    United Nations Development Corp.
                Senior Lien, Series A
                6.00%, 07/01/12
                Pre-refunded 07/01/03 ..............................                   $1,088,750
       500,000  United Nations Development Corp.
                Subordinated Lien, Series B
                6.20%, 07/01/11
                Pre-refunded 07/01/03 ..............................                      549,375
                                                                                      -----------
                                                                                       67,115,103
                                                                                      -----------

                Pennsylvania - 0.98%

     2,210,000  Elizabeth Forward School District
                Capital Appreciation, Series B, GO
                5.68%, 09/01/20 (A) ................................                      696,150
                                                                                      -----------

                Other Territories - 3.20%

     1,000,000  Puerto Rico Electric Power Authority
                Series BB
                6.00%, 07/01/12
                Insured: MBIA ......................................                    1,115,000
     1,250,000  Puerto Rico Commonwealth
                Highway & Transportation, Series A
                5.00%, 07/01/38 ....................................                    1,171,875
                                                                                      -----------
                                                                                        2,286,875
                                                                                      -----------
                Total Municipal Securities .........................                   70,098,128
                (Cost $67,473,910)                                                    -----------

        Shares
        ------

INVESTMENT COMPANY - 1.16%

       824,846  New York Federated
                Municipal Cash Trust ...............................                      824,846
                                                                                      -----------
                Total Investment Company ...........................                      824,846
                (Cost $824,846)                                                       -----------

Total Investments - 99.39% .........................................                   70,922,974
(Cost $68,298,756)                                                                    -----------

Net Assets and Other Liabilities - 0.61% ...........................                      436,053
                                                                                      -----------
Net Assets - 100.00% ...............................................                  $71,359,027
                                                                                      ===========

---------------------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC  American Municipal Bond Assurance Corp.
FGIC   Federal Guaranty Insurance Corp.
FSA    Financial Security Assurance Company
GO     General Obligation
IDA    Industrial Development Agency
MBIA   Municipal Bond Insurance Association
PCR    Pollution Control Revenue
SP OB  Special Obligation


                       See Notes to Financial Statements.

THE GALAXY FUND

Connecticut Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
MUNICIPAL SECURITIES - 96.99%

                Connecticut - 81.87%

      $245,000  Bolton, GO
                5.10%, 06/01/06 ....................................                   $  250,819
       355,000  Bristol Water, GO
                5.15%, 06/15/07 ....................................                      371,419
       175,000  Brookfield, GO
                5.10%, 07/15/07 ....................................                      180,906
       250,000  Cheshire, GO
                5.10%, 08/15/07 ....................................                      257,813
       885,000  Colchester, GO, Lot A
                5.40%, 08/15/10
                Insured: AMBAC .....................................                      946,950
       400,000  Connecticut State Airport Revenue
                Bradley International Airport
                7.40%, 10/01/04
                Insured: FGIC ......................................                      454,000
       325,000  Connecticut State Clean Water Fund
                5.50%, 10/01/04 ....................................                      347,344
       200,000  Connecticut State Clean Water Fund
                6.00%, 10/01/12 ....................................                      225,000
       250,000  Connecticut State, GO, Series A
                5.00%, 11/15/03 ....................................                      258,750
       250,000  Connecticut State, GO, Series A
                5.10%, 11/15/04 ....................................                      260,938
     1,000,000  Connecticut State, GO, Series A
                5.13%, 03/01/10 ....................................                    1,025,000
       100,000  Connecticut State, GO, Series B
                6.50%, 08/01/06 ....................................                      105,000
       400,000  Connecticut State, GO, Series B
                5.40%, 03/15/08 ....................................                      423,500
     1,000,000  Connecticut State, GO, Series B
                5.38%, 10/01/11 ....................................                    1,033,750
       100,000  Connecticut State, GO, Series C
                5.00%, 05/01/05 ....................................                      103,375
       500,000  Connecticut State, GO, Series C
                5.50%, 08/15/05 ....................................                      532,500
       500,000  Connecticut State, GO, Series E
                6.00%, 03/15/12 ....................................                      556,250
       500,000  Connecticut State HEFA
                Backus (William W.) Hospital Issue
                Series D
                5.63%, 07/01/17
                Insured: AMBAC .....................................                      515,000
       750,000  Connecticut State HEFA
                Greenwich Hospital Issue, Series A
                5.30%, 07/01/08
                Insured: MBIA ......................................                      790,313
       250,000  Connecticut State HEFA
                Hospital for Special Care Issue, Series B
                5.38%, 07/01/17 ....................................                      247,500
     1,060,000  Connecticut State HEFA
                Middlesex Hospital, Series H
                5.00%, 07/01/12
                Insured: MBIA ......................................                    1,058,675

                Connecticut (continued)

      $375,000  Connecticut State HEFA
                Newington Childrens Hospital
                Series A
                5.65%, 07/01/05 ....................................                   $  401,719
                Insured: MBIA
       500,000  Connecticut State HEFA
                Trinity College, Series F
                5.50%, 07/01/21
                Insured: MBIA ......................................                      528,125
       200,000  Connecticut State Housing
                Finance Authority
                Housing Mortgage Finance Program
                Series A
                5.40%, 05/15/04 ....................................                      211,000
       105,000  Connecticut State Housing
                Finance Authority
                Housing Mortgage Finance Program
                Series A
                5.60%, 05/15/05 ....................................                      111,956
       125,000  Connecticut State Housing
                Finance Authority
                Housing Mortgage Finance Program
                Series A-1
                5.85%, 11/15/16 ....................................                      129,219
       400,000  Connecticut State Housing
                Finance Authority
                Housing Mortgage Finance Program
                Series B
                6.25%, 11/15/05 ....................................                      430,000
       100,000  Connecticut State Housing
                Finance Authority
                Housing Mortgage Finance Program
                Series B
                6.20%, 05/15/12 ....................................                      105,500
       415,000  Connecticut State Housing
                Finance Authority
                Housing Mortgage Finance Program
                Series F-1
                5.60%, 05/15/14 ....................................                      426,413
     1,000,000  Connecticut State Resource
                Recovery Authority
                Series A
                5.75%, 11/15/07 ....................................                    1,085,000
       300,000  Connecticut State Resource
                Recovery Authority
                Mid-Connecticut System, Series A
                5.60%, 11/15/99 ....................................                      307,875
     1,000,000  Connecticut State
                Special Tax Obligation, Series A
                5.00%, 11/01/15 ....................................                      976,250
       400,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series A
                6.80%, 06/01/99 ....................................                      412,092


                       See Notes to Financial Statements.

THE GALAXY FUND

Connecticut Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
                Connecticut (continued)

      $100,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series A
                5.00%, 09/01/03 ....................................                   $  103,500
       150,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series A
                5.10%, 09/01/04 ....................................                      155,813
       950,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series A
                5.13%, 09/01/05 ....................................                      986,813
       700,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series A
                5.40%, 04/01/07 ....................................                      736,750
     1,250,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series A
                5.25%, 09/01/07 ....................................                    1,309,375
       925,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series A
                5.38%, 09/01/08 ....................................                      978,187
       400,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series B
                6.13%, 09/01/12 ....................................                      449,000
     1,250,000  Connecticut State
                Special Tax Obligation
                Transportation Infrastructure, Series A
                5.50%, 10/01/12 ....................................                    1,329,687
       200,000  Danbury, GO
                5.63%, 02/01/13 ....................................                      212,500
       250,000  East Hampton, GO
                5.10%, 06/15/05
                Insured:MBIA .......................................                      259,687
     1,100,000  Fairfield, GO
                5.00%, 01/01/18 ....................................                    1,073,875
       500,000  Hamden, GO
                5.50%, 08/15/14
                Insured:MBIA .......................................                      520,000
       250,000  Hartford County
                Metropolitan District, GO
                6.70%, 10/01/09 ....................................                      295,312
       300,000  Meriden, GO
                5.75%, 10/15/04
                Insured:AMBAC ......................................                      323,250
       580,000  Monroe, GO
                5.63%, 04/15/14
                Insured:FGIC .......................................                      605,375
       370,000  Montville, GO
                5.30%, 12/01/09 ....................................                      391,275
     1,500,000  New Haven, GO
                5.38%, 02/15/11
                Insured:FGIC .......................................                    1,565,625
       100,000  New Milford, GO
                5.80%, 10/01/01 ....................................                      105,500

                Connecticut (continued)

      $250,000  New Milford, GO
                5.50%, 08/01/08 ....................................                   $  267,500
     1,000,000  New Milford, GO
                5.00%, 05/15/15 ....................................                      988,750
       350,000  Norwalk, GO
                5.00%, 01/15/05 ....................................                      359,188
       200,000  Norwalk, GO
                5.00%, 01/15/06 ....................................                      204,750
       500,000  Norwich, GO
                5.63%, 09/15/07 ....................................                      535,625
       330,000  Regional School District No. 5, GO
                5.05%, 05/15/04 ....................................                      334,950
       135,000  Regional School District No. 5, GO
                5.15%, 05/15/05 ....................................                      138,375
       225,000  South Central Regional
                Water Authority
                Water System, Series 11
                5.75%, 08/01/12
                Insured: FGIC ......................................                      239,062
       175,000  South Central Regional
                Water Authority
                Water System, Series 12
                5.13%, 08/01/07
                Insured: FGIC ......................................                      180,905
       100,000  Trumbull, GO
                6.00%, 05/15/04 ....................................                      109,000
       100,000  West Hartford, GO
                6.00%, 05/01/07 ....................................                      110,625
       250,000  West Haven, GO, Series B
                5.20%, 06/01/05 ....................................                      257,812
       250,000  West Haven, GO, Series B
                5.40%, 06/01/09 ....................................                      257,500
                                                                                      -----------
                                                                                       30,455,517
                                                                                      -----------

                Michigan - 2.70%

     1,000,000  Grandville Public Schools District, GO
                5.20%, 05/01/13 ....................................                    1,003,750
                                                                                      -----------

                Other Territories - 12.42%

     1,000,000  Puerto Rico Commonwealth, GO
                6.00%, 07/01/16
                Insured: MBIA ......................................                    1,118,750
     1,500,000  Puerto Rico Commonwealth, GO
                5.00%, 07/01/27 ....................................                    1,410,000
     1,000,000  Puerto Rico Commonwealth
                Public Improvement, GO
                5.50%, 07/01/11 ....................................                    1,061,250
     1,000,000  Puerto Rico Municipal
                Finance Agency, Series A
                5.50%, 07/01/17
                Insured: FSA .......................................                    1,030,000
                                                                                      -----------
                                                                                        4,620,000
                                                                                      -----------
                Total Municipal Securities .........................                   36,079,267
                (Cost $35,003,953)                                                    -----------


                       See Notes to Financial Statements.

THE GALAXY FUND

Connecticut Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                                          Value
     Shares                                                                              (Note 2)
     ------                                                                              --------
INVESTMENT COMPANY - 1.11%

       411,199  Connecticut Federated
                Municipal Cash Trust ...............................                     $411,199
                                                                                      -----------
                Total Investment Company ...........................                      411,199
                (Cost $411,199)                                                       -----------

Total Investments - 98.10% .........................................                   36,490,466
(Cost $35,415,152)*                                                                   -----------

Net Assets and Other Liabilities - 1.90% ...........................                      707,230
                                                                                      -----------
Net Assets - 100.00% ...............................................                  $37,197,696
                                                                                      ===========

----------------------------
AMBAC  American Municipal Bond Assurance Corp.
FGIC   Federal Guaranty Assurance Corp.
FSA    Federal Security Assurance Company
GO     General Obligation
HEFA   Health and Education Facilities Authority
MBIA   Municipal Bond Investors Assurance



                       See Notes to Financial Statements.

THE GALAXY FUND

Massachusetts Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
     MUNICIPAL SECURITIES - 97.87%

                Massachusetts - 89.10%

      $700,000  Andover, GO
                5.00%, 12/01/10 ....................................                   $  719,250
       300,000  Attleboro,GO
                5.20%, 07/01/02
                Insured: AMBAC .....................................                      309,375
       375,000  Billerica, GO, Lot A
                5.40%, 07/15/09
                Insured: MBIA ......................................                      390,937
       250,000  Boston, GO
                5.25%, 10/01/05 ....................................                      260,625
                Insured: MBIA
       200,000  Boston, GO, Series A
                5.00%, 02/01/03
                Insured: AMBAC .....................................                      205,000
       360,000  Boston, GO, Series A
                5.45%, 02/01/07
                Insured: AMBAC .....................................                      376,200
       225,000  Boston, GO, Series A
                5.55%, 02/01/08
                Insured: AMBAC .....................................                      235,687
       200,000  Boston Metropolitan District, GO
                5.35%, 12/01/12 ....................................                      204,250
       200,000  Boston Water and Sewer Commission
                General Purpose, Senior Series A
                5.50%, 11/01/01
                Insured: FSA .......................................                      207,750
       230,000  Boston Water and Sewer Commission
                General Purpose, Senior Series A
                7.00%, 11/01/18
                Pre-refunded 11/01/01
                Insured: FGIC ......................................                      254,150
       100,000  Brookline, GO
                5.60%, 09/01/10 ....................................                      105,250
       250,000  Deerfield, GO
                5.60%, 06/15/02 ....................................                      264,062
       250,000  Franklin, GO
                5.50%, 11/15/02
                Insured: MBIA ......................................                      261,562
       100,000  Kingston, GO
                5.70%, 08/01/07 ....................................                      105,125
       250,000  Lawrence, GO
                5.13%, 09/15/03 ....................................                      256,875
       200,000  Lowell, GO, Series A
                5.10%, 01/15/04
                Insured: FSA .......................................                      206,250
       265,000  Lowell, GO, Series A
                5.20%, 01/15/05
                Insured: FSA .......................................                      274,606
       250,000  Lowell, GO
                6.05%, 04/01/11
                Insured: FSA .......................................                      270,937
       100,000  Lynn Water and Sewer Commission
                5.30%, 12/01/06
                Insured: FGIC ......................................                      103,875
       130,000  Massachusetts Bay Transportation
                Authority, Series A
                6.00%, 03/01/12 ....................................                      139,425

                Massachusetts (continued)

    $  200,000  Massachusetts Bay Transportation
                Authority, Series A
                5.75%, 03/01/22 ....................................                   $  209,500
     1,500,000  Massachusetts Bay Transportation
                Authority, Series D
                5.00%, 03/01/11 ....................................                    1,503,750
     1,000,000  Massachusetts Educational
                Financing Authority
                Revenue, Issue G, Series A
                5.15%, 12/01/15
                Insured:MBIA .......................................                      976,250
       200,000  Massachusetts Municipal Wholesale
                Electric Copower Supply System
                Series A
                6.50%, 07/01/02
                Insured: AMBAC .....................................                      215,500
       100,000  Massachusetts Municipal Wholesale
                Electric Copower Supply System
                Series E
                5.75%, 07/01/02
                Insured: AMBAC .....................................                      105,000
       370,000  Massachusetts State, GO
                Federal Assisted Housing
                6.00%, 02/01/08 ....................................                      404,688
       750,000  Massachusetts State, GO, Series A
                5.25%, 02/01/08 ....................................                      773,438
       250,000  Massachusetts State, GO, Series A
                6.25%, 07/01/02 ....................................                      267,812
       250,000  Massachusetts State, GO, Series A
                6.25%, 07/01/04 ....................................                      273,750
       100,000  Massachusetts State, GO, Series B
                5.10%, 11/01/02 ....................................                      103,000
       200,000  Massachusetts State, GO, Series B
                5.30%, 11/01/05 ....................................                      209,250
       100,000  Massachusetts State, GO, Series B
                5.50%, 11/01/07 ....................................                      106,250
       200,000  Massachusetts State Consolidated Loan
                GO, Series A
                7.00%, 06/01/98 ....................................                      200,422
       250,000  Massachusetts State
                Consolidated Loan, GO, Series A
                5.75%, 02/01/15
                Insured: MBIA ......................................                      267,500
       250,000  Massachusetts State Consolidated Loan
                GO, Series B
                5.10%, 07/01/03 ....................................                      258,125
       100,000  Massachusetts State Consolidated Loan
                GO, Series D
                5.75%, 05/01/12 ....................................                      106,625
       100,000  Massachusetts State Convention
                Center Authority
                Boston Common Parking Garage
                Series A
                5.35%, 09/01/06 ....................................                      104,500
       100,000  Massachusetts State Convention
                Center Authority
                Boston Common Parking Garage
                Series A
                5.40%, 09/01/07 ....................................                      104,500

                       See Notes to Financial Statements.

THE GALAXY FUND

Massachusetts Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
                Massachusetts (continued)

$      200,000  Massachusetts State Convention
                Center Authority
                Hynes Convention Center, Lot A
                6.00%, 09/01/99 ....................................                   $  205,250
     1,000,000  Massachusetts State HEFA
                Amherst College, Series G
                5.00%, 11/01/18 ....................................                      967,500
       400,000  Massachusetts State HEFA
                Beth Israel Hospital, Series G
                5.70%, 07/01/05
                Insured: AMBAC .....................................                      421,500
     1,000,000  Massachusetts State HEFA
                Harvard University, Series P
                5.63%, 11/01/26 ....................................                    1,031,250
     1,000,000  Massachusetts State HEFA
                Harvard University, Series P
                5.38%, 11/01/32 ....................................                    1,008,750
       100,000  Massachusetts State HEFA
                McLean Hospital Issue, Series C
                6.63%, 07/01/15
                Insured: FGIC ......................................                      109,125
       250,000  Massachusetts State HEFA
                Medical Center of
                Central Massachusetts
                Series B
                6.00%, 07/01/02
                Insured: AMBAC .....................................                      264,375
       500,000  Massachusetts State HEFA
                Milford-Whitinsville Regional Hospital
                Series C
                5.38%, 07/15/28 ....................................                      480,625
       250,000  Massachusetts State HEFA
                Newton-Wellesley Hospital, Series E
                5.00%, 07/01/03
                Insured: MBIA ......................................                      255,313
     1,435,000  Massachusetts State HEFA
                Partners Healthcare System, Series A
                5.38%, 07/01/17
                Insured: MBIA ......................................                    1,438,587
       100,000  Massachusetts State HEFA
                South Shore Hospital, Series E
                5.40%, 07/01/07
                Insured: MBIA ......................................                      103,250
       325,000  Massachusetts State HEFA
                South Shore Hospital, Series E
                5.50%, 07/01/13
                Insured: MBIA ......................................                      333,937
       500,000  Massachusetts State HEFA
                Williams College, Series D
                5.40%, 07/01/05 ....................................                      528,750
     1,750,000  Massachusetts State HEFA
                Williams College, Series F
                5.50%, 07/01/26 ....................................                    1,776,250
       150,000  Massachusetts State HEFA
                Youville Hospital, Series B
                5.00%, 02/15/99 ....................................                      151,242

                Massachusetts (continued)

    $  150,000  Massachusetts State Housing
                Finance Agency
                Single Family, Series 41
                5.25%, 06/01/01 ....................................                     $154,313
       400,000  Massachusetts State IFA
                Brooks School
                5.95%, 07/01/23 ....................................                      411,500
     1,000,000  Massachusetts State IFA
                Combined Jewish Philanthropies
                Series A
                6.38%, 02/01/15
                Insured: AMBAC .....................................                    1,098,750
     1,000,000  Massachusetts State IFA
                Concord Academy
                5.50%, 09/01/27 ....................................                      991,250
     1,000,000  Massachusetts State IFA
                Groton School, Series A
                5.00%, 03/01/28 ....................................                      940,000
       300,000  Massachusetts State IFA
                Holy Cross College, Series II
                5.90%, 11/01/01 ....................................                      315,375
       250,000  Massachusetts State IFA
                Lesley College Project, Series A
                6.00%, 07/01/10 ....................................                      270,937
                Insured: Connie Lee
     1,000,000  Massachusetts State IFA
                Merrimack College
                5.00%, 07/01/27
                Insured: MBIA ......................................                      948,750
       300,000  Massachusetts State IFA
                Milton Academy, Series B
                5.30%, 09/01/08
                Insured: MBIA ......................................                      310,500
       950,000  Massachusetts State IFA
                Nantucket Electric Company, Series A
                AMT Bond
                5.88%, 07/01/17
                Insured: AMBAC .....................................                      998,687
       500,000  Massachusetts State IFA
                Park School
                5.90%, 09/01/26 ....................................                      516,875
     2,000,000  Massachusetts State IFA
                Phillips Academy Issue
                5.38%, 09/01/23 ....................................                    2,002,500
     1,960,000  Massachusetts State IFA
                Trustees Deerfield Academy, Revenue
                5.00%, 10/01/23 ....................................                    1,876,700
     1,830,000  Massachusetts State IFA
                Tufts University, Series H
                5.50%, 02/15/13
                Insured: MBIA ......................................                    1,921,500
     1,300,000  Massachusetts State IFA
                Worcester Polytechnic Institute
                Series 2
                5.25%, 09/01/14
                Insured: MBIA ......................................                    1,308,125

                       See Notes to Financial Statements.

THE GALAXY FUND

Massachusetts Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
                Massachusetts (continued)

    $  635,000  Massachusetts State Port Authority
                5.63%, 07/01/12 ....................................                   $  663,575
       250,000  Massachusetts State Port Authority
                Series B
                5.30%, 07/01/01 ....................................                      258,125
     1,000,000  Massachusetts State Port Authority
                Series C
                5.13%, 07/01/16 ....................................                      990,000
       350,000  Massachusetts State, SP OB
                and Revenue, Series A
                5.80%, 06/01/00
                Insured: AMBAC .....................................                      361,812
       300,000  Massachusetts State, SP OB
                and Revenue, Series A
                7.00%, 06/01/02 ....................................                      329,625
       200,000  Massachusetts State, SP OB
                and Revenue, Series A
                6.00%, 06/01/13
                Insured: AMBAC .....................................                      211,750
       250,000  Massachusetts State, SP OB
                and Revenue, Series A
                5.80%, 06/01/14
                Pre-refunded 06/01/04 ..............................                      269,063
       430,000  Massachusetts State
                Turnpike Authority, Series A
                5.00%, 01/01/13 ....................................                      436,450
       250,000  Massachusetts State
                Water Pollution Abatement Trust
                MWRA Loan Program, Series A
                5.40%, 08/01/11 ....................................                      258,125
       250,000  Massachusetts State
                Water Pollution Abatement Trust
                Pooled Loan Program, Series 1
                5.00%, 02/01/02 ....................................                      257,188
       300,000  Massachusetts State
                Water Resource Authority, Series A
                6.30%, 12/01/01 ....................................                      320,625
       100,000  Massachusetts State
                Water Resource Authority, Series A
                6.00%, 04/01/20 ....................................                      103,500
       190,000  Massachusetts State
                Water Resource Authority, Series A
                6.50%, 07/15/21
                Pre-refunded 07/15/02 ..............................                      208,763
       300,000  Massachusetts State
                Water Resource Authority, Series B
                5.88%, 11/01/04 ....................................                      323,625
     1,000,000  Massachusetts State
                Water Resource Authority, Series B
                5.50%, 08/01/10
                Insured: FSA .......................................                    1,062,500
     1,165,000  Massachusetts State
                Water Resource Authority, Series B
                5.50%, 08/01/15
                Insured: FSA .......................................                    1,231,988
     1,000,000  Massachusetts State
                Water Resource Authority, Series B
                5.00%, 08/01/16 ....................................                      972,500

                Massachusetts (continued)

    $  200,000  Massachusetts State
                Water Resource Authority, Series C
                5.00%, 12/01/03 ....................................                   $  206,750
     1,000,000  Methuen, GO
                5.63%, 11/15/14
                Insured: FSA .......................................                    1,042,500
       220,000  Nantucket Island Land Bank
                GO and Revenue, Series E
                7.25%, 07/01/19 ....................................                      240,900
       450,000  New England Education
                Loan Marketing Corp.
                Massachusetts Student
                Loan Revenue, Issue A
                5.80%, 03/01/02 ....................................                      471,938
       200,000  Northampton, GO
                5.30%, 09/01/10
                Insured: AMBAC .....................................                      206,000
       150,000  Salem, GO
                5.80%, 07/15/06
                Insured: AMBAC .....................................                      159,188
       100,000  Salem, GO
                5.90%, 07/15/07
                Insured: AMBAC .....................................                      106,375
       200,000  Sandwich, GO
                5.40%, 11/01/07
                Insured: AMBAC .....................................                      209,250
       125,000  Sandwich Water District, GO
                5.60%, 05/15/13 ....................................                      128,438
       110,000  Southbridge, GO
                5.80%, 01/01/03
                Insured: AMBAC .....................................                      116,325
     1,000,000  Southeastern Massachusetts
                University Building Authority
                Project Revenue, Series A
                5.75%, 05/01/16
                Insured: AMBAC .....................................                    1,043,750
       200,000  Southern Berkshire
                Regional School District, GO
                5.38%, 04/15/10
                Insured: MBIA ......................................                      206,750
     1,500,000  Springfield Municipal Purpose Loan, GO
                5.00%, 09/01/15 ....................................                    1,470,000
       400,000  Taunton, GO
                8.00%, 02/01/01 ....................................                      436,500
       250,000  University of Lowell
                Building Authority
                Fifth Series A
                6.75%, 11/01/03
                Insured: AMBAC .....................................                      278,125
       200,000  University of Massachusetts
                Building Authority, Series A
                5.50%, 05/01/03
                Insured: MBIA ......................................                      209,500
       100,000  Woods Hole
                Martha's Vineyard and Nantucket
                Steamship Bonds, Series B
                6.00%, 03/01/02 ....................................                      106,625

                       See Notes to Financial Statements.

THE GALAXY FUND

Massachusetts Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
                Massachusetts (continued)

    $1,000,000  Worcester, Series A
                5.00%, 07/01/14
                Insured: FSA .......................................                  $   983,750
                                                                                      -----------
                                                                                       50,364,395
                                                                                      -----------
                Other Territories - 7.40%

       500,000  Puerto Rico Commonwealth
                Infrastructure Financing Authority
                Special Tax Revenue, Series A
                5.13%, 07/01/09 ....................................                      523,125
     1,000,000  Puerto Rico Commonwealth
                Public Improvement, GO
                5.50%, 07/01/13 ....................................                    1,045,000
       500,000  Puerto Rico Commonwealth, GO
                5.00%, 07/01/27 ....................................                      470,000
     1,000,000  Puerto Rico Electric Power Authority
                Series BB
                6.00%, 07/01/12
                Insured: MBIA ......................................                    1,115,000
     1,000,000  Puerto Rico Municipal
                Finance Agency, Series A
                5.50%, 07/01/17
                Insured: FSA .......................................                    1,030,000
                                                                                      -----------
                                                                                        4,183,125
                                                                                      -----------
                Pennsylvania - 1.37%

     2,500,000  Berks County
                Capital Appreciation, GO
                5.54%, 11/15/20 (A)
                Insured: FGIC ......................................                      775,000
                                                                                      -----------

                Total Municipal Securities .........................                   55,322,520
                (Cost $54,239,564)                                                    -----------
     Shares
     ------
INVESTMENT COMPANY - 2.96%

    $1,673,887  Massachusetts Federated
                Municipal Cash Trust ...............................                  $ 1,673,887
                                                                                      -----------
                Total Investment Company ...........................                    1,673,887
                (Cost $1,673,887)                                                     -----------

Total Investments - 100.83% ........................................                   56,996,407
(Cost $55,913,451)                                                                    -----------

Net Assets and Other Liabilities - (0.83)% .........................                     (473,249)
                                                                                      -----------
Net Assets - 100.00% ...............................................                  $56,523,158
                                                                                      ===========

----------------------------
(A)             Zero Coupon Bond. Rate shown reflects effective yield to
                maturity at time of purchase.
AMBAC           American Municipal Bond Assurance Corp.
AMT             Alternative Minimum Tax - Private activity obligations whose interest is subject to the Federal AMT for individuals.
Connie Lee      College Construction Loan Association
FGIC            Federal Guaranty Insurance Corp.
FSA             Financial Security Assurance Company
GO              General Obligation
HEFA            Health and Educational Facilities Authority
IFA             Industrial Finance Agency
MBIA            Municipal Bond Insurance Association
MWRA            Massachusetts Water Resource Authority
SP OB           Special Obligation

                       See Notes to Financial Statements.

THE GALAXY FUND

Rhode Island Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
MUNICIPAL SECURITIES - 98.04%

                California - 1.00%

      $200,000  Los Angeles California
                Regional Airport Improvement Corp.
                Lease Revenue, American Airlines
                4.25%, 12/01/24
                LOC: Wachovia Bank of Georgia ......................                   $  200,000
                                                                                      -----------

                Kansas - 1.23%

       250,000  Kansas State
                Development Finance Authority
                Revenue, Sisters of Charity Leavenworth
                5.00%, 12/01/14
                Insured: MBIA ......................................                      245,625
                                                                                      -----------

                Rhode Island - 75.76%

       500,000  Bristol County Water Authority
                Revenue, General, Series A
                5.00%, 07/01/16
                Insured: MBIA ......................................                      489,375
       200,000  Burrillville, GO
                5.85%, 05/01/14
                Insured: FGIC ......................................                      211,500
       500,000  Convention Center Authority, Series A
                6.38%, 05/15/23
                Insured: MBIA ......................................                      538,125
       700,000  Lincoln, GO
                5.50%, 08/15/10
                Insured: MBIA ......................................                      732,375
       400,000  Pawtucket, GO
                5.75%, 04/15/11
                Insured: FGIC ......................................                      420,000
       300,000  Pawtucket, GO
                5.63%, 04/15/07 ....................................                      318,000
       500,000  Providence, GO
                5.45%, 01/15/10
                Insured: FSA .......................................                      525,625
       225,000  Providence, GO
                6.75%, 01/15/10
                Pre-refunded 01/15/00
                Insured: MBIA ......................................                      238,781
       500,000  Providence, GO
                5.70%, 01/15/06
                Insured: MBIA ......................................                      525,625
       250,000  Rhode Island
                Clean Water Protection
                Finance Agency
                Wastewater Treatment System
                Cranston
                5.80%, 09/01/22
                Insured: MBIA ......................................                      257,813


                Rhode Island (continued)

    $  150,000  Rhode Island
                Clean Water Protection
                Finance Agency
                Revenue, Safe Drinking Water
                Providence, Series A
                6.20%, 01/01/06
                Insured: AMBAC .....................................                   $  164,438
       100,000  Rhode Island
                Clean Water Protection
                Finance Agency
                Revenue, Safe Drinking Water
                Providence, Series A
                6.70%, 01/01/15
                Insured: AMBAC .....................................                      111,250
       500,000  Rhode Island
                Depositors Economic Protection Corp.
                SP OB, Series A
                5.75%, 08/01/21 ....................................                      544,375
       500,000  Rhode Island
                Depositors Economic Protection Corp.
                SP OB, Series B
                5.25%, 08/01/21
                Insured: MBIA ......................................                      511,875
       500,000  Rhode Island
                Housing and Mortgage Finance Corp.
                Revenue, Homeownership
                Opportunity Series 19-A
                5.70%, 04/01/15 ....................................                      511,875
       500,000  Rhode Island
                Housing and Mortgage Finance Corp.
                Revenue, Homeownership
                Opportunity, Series 22-A
                5.55%, 04/01/17 ....................................                      506,250
       300,000  Rhode Island
                Housing and Mortgage Finance Corp.
                Revenue, Homeownership
                Opportunity Series 17-A
                6.25%, 04/01/17 ....................................                      315,750
       500,000  Rhode Island
                Housing and Mortgage Finance Corp.
                Revenue, Multifamily Housing
                Series A
                5.60%, 07/01/10
                Insured: AMBAC .....................................                      527,500
       500,000  Rhode Island
                Housing and Mortgage Finance Corp.
                Multifamily Housing, Series A
                6.15%, 07/01/17
                Insured: AMBAC .....................................                      528,750
       250,000  Rhode Island
                Housing and Mortgage Finance Corp.
                Revenue, Rental Housing Program
                Series A
                5.65%, 10/01/07 ....................................                      259,375

                       See Notes to Financial Statements.

THE GALAXY FUND

Rhode Island Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
                Rhode Island (continued)

    $  150,000  Rhode Island State, GO, Series A
                6.25%, 06/15/07
                Pre-refunded 06/15/02
                Insured: FGIC ......................................                   $  162,750
       200,000  Rhode Island State, GO, Series A
                6.10%, 06/15/03
                Insured: FGIC ......................................                      216,000
       150,000  Rhode Island State, GO, Series A
                6.25%, 06/15/07
                Insured: FGIC ......................................                      162,000
       360,000  Rhode Island State
                Consolidated Capital Development
                Loan GO, Series A
                5.50%, 08/01/10 ....................................                      371,700
       100,000  Rhode Island State
                Consolidated Capital Development
                Loan GO, Series B
                6.00%, 05/15/98 ....................................                      100,055
       130,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Higher Education Facility
                Brown University
                6.75%, 09/01/16 ....................................                      137,150
       500,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Higher Education Facility
                Brown University
                6.00%, 09/01/20 ....................................                      534,375
     1,000,000  Rhode Island State
                Health and Educational Corp.
                Revenue, Higer Education Facility
                Brown University
                5.00%, 09/01/23 ....................................                      950,000
       275,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Higher Education Facility
                Bryant College, SP OB
                6.50%, 06/01/05
                Insured: MBIA ......................................                      299,406
       475,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Higher Education Facility
                New England Institute
                6.00%, 03/01/15
                Insured: Connie Lee ................................                      499,343
       300,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Higher Education Facility
                Providence College
                5.60%, 11/01/09
                Insured: MBIA ......................................                      314,250
       500,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Higher Education Facility
                Rhode Island School of Design
                5.63%, 06/01/16
                Insured: MBIA ......................................                      518,125

                Rhode Island (continued)

    $  500,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Higher Education Facility
                Roger Williams
                6.50%, 11/15/24
                Insured: Connie Lee ................................                   $  540,000
       260,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Higher Education Facility
                Salve Regina
                6.25%, 03/15/13
                Insured: Connie Lee ................................                      278,850
       500,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Miriam Hospital Issue
                Series B
                6.60%, 04/01/19 ....................................                      553,750
       300,000  Rhode Island State
                Health and Educational Building Corp.
                Revenue, Saint Antoine
                6.75%, 11/15/18
                LOC: Allied Irish Banks NY..........................                      324,375
       500,000  Rhode Island State
                Industrial Facilities Corp., Revenue
                Marine Terminal, Mobil Oil Refining
                6.00%, 11/01/14 ....................................                      530,625
       100,000  South Kingstown, GO, Series B
                5.50%, 06/15/10
                Insured: FSA .......................................                      106,000
       100,000  Warwick, GO
                7.00%, 11/15/02
                Insured: FGIC ......................................                      106,250
       140,000  Westerly, GO
                6.00%, 09/15/14
                Insured: AMBAC .....................................                      150,150
                                                                                      -----------
                                                                                       15,093,811
                                                                                      -----------

                Texas - 1.26%

      250,000   San Antonio Electric & Gas
                Revenue
                4.60%, 02/01/04 ....................................                      251,563
                                                                                      -----------

                Other Territories - 18.79%

      250,000   Puerto Rico Commonwealth, GO
                6.00%, 07/01/16
                Insured: MBIA ......................................                      279,688
    1,000,000   Puerto Rico Commonwealth
                Highway and Transportation
                Revenue, Series A
                5.00%, 07/01/38 ....................................                      937,500
      500,000   Puerto Rico Commonwealth
                Special Tax Revenue, Series A
                Infrastructure Finance Authority
                5.00%, 07/01/16
                Insured: AMBAC .....................................                      493,125

                       See Notes to Financial Statements.

THE GALAXY FUND

Rhode Island Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                                          Value
     Par Value                                                                           (Note 2)
     ---------                                                                           --------
                Other Territories (continued)

      $250,000  Puerto Rico Electric Power Authority
                Revenue, Series DD
                5.00%, 07/01/11
                Insured: FSA .......................................                   $  254,687
       500,000  Puerto Rico Electric Power Authority
                Revenue, Series EE
                5.25%, 07/01/15
                Insured: MBIA ......................................                      511,250
       400,000  Puerto Rico Municipal
                Finance Agency, Series A
                6.00%, 07/01/14
                Insured: FSA .......................................                      430,500
       315,000  Puerto Rico Municipal
                Finance Agency, Series A
                5.50%, 07/01/17
                Insured: FSA .......................................                      324,450
       500,000  Puerto Rico Public Buildings Authority
                Government Facilities, Series A
                5.50%, 07/01/21
                Insured: AMBAC .....................................                      512,500
                                                                                      -----------
                                                                                        3,743,700
                                                                                      -----------
                Total Municipal Securities .........................                   19,534,699
                (Cost $18,908,010)                                                    -----------

       Shares
       ------

                Investment Company - 0.48%

        95,698  Federated Tax-Free Obligations Fund ................                       95,698
                                                                                      -----------
                Total Investment Company ...........................                       95,698
                (Cost $95,698)                                                        -----------

Total Investments - 98.52% .........................................                   19,630,397
(Cost $19,003,708)                                                                    -----------

Net Other Assets and Liabilities - 1.48% ...........................                      294,587
                                                                                      -----------
Net Assets - 100.00% ...............................................                  $19,924,984
                                                                                      ===========

------------------------------
AMBAC        American Municipal Bond Assurance Corp.
Connie Lee   College Construction Loan Association
FGIC         Federal Guaranty Insurance Corp.
FSA          Financial Security Assurance Company
GO           General Obligation
LOC          Letter of Credit
MBIA         Municipal Bond Investors Assurance
SP OB        Special Obligation


                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

                                                                           New Jersey     New York
                                                             Tax-Exempt     Municipal     Municipal
                                                             Bond Fund      Bond Fund     Bond Fund
                                                            ------------   ----------   ------------
ASSETS:
 Investments (Note 2):
  Investments at cost ...................................   $159,610,794   $5,764,022   $ 68,298,756
  Net unrealized appreciation (depreciation) ............      4,792,441      (24,325)     2,624,218
                                                            ------------   ----------   ------------

  Total investments at value ............................    164,403,235    5,739,697     70,922,974
 Cash ...................................................             --           --         83,302
 Receivable for investments sold ........................      2,989,306           --      4,007,732
 Receivable for shares sold .............................        115,372       56,505        470,124
 Interest and dividend receivables ......................      2,262,285       59,260        886,829
 Receivable from Investment Advisor (Note 4) ............          1,401        3,592          1,030
 Deferred organizational expense (Note 2) ...............             --       24,616             --
                                                            ------------   ----------   ------------

  Total Assets ..........................................    169,771,599    5,883,670     76,371,991
                                                            ------------   ----------   ------------

LIABILITIES:
 Dividends payable ......................................        330,006        9,068        136,760
 Payable for investments purchased ......................      9,895,634           --      4,796,710
 Payable to Custodian ...................................         23,550           --             --
 Payable for shares repurchased .........................        221,811           90         24,628
 Advisory fee payable (Note 3) ..........................         72,341          751         32,204
 Payable to Fleet affiliates (Note 3) ...................          4,558           17          4,724
 Payable to Administrator (Note 3) ......................         17,364          515          5,317
 Trustees' fees and expenses payable (Note 3) ...........          2,957            5          1,351
 Accrued expenses and other payables ....................         30,812       28,893         11,270
                                                            ------------   ----------   ------------

  Total Liabilities .....................................     10,599,033       39,339      5,012,964
                                                            ------------   ----------   ------------

NET ASSETS ..............................................   $159,172,566   $5,844,331   $ 71,359,027
                                                            ============   ==========   ============

NET ASSETS consist of:
 Par value (Note 5) .....................................   $     14,461   $      587   $      6,431
 Paid-in capital in excess of par value .................    153,306,522    5,867,048     69,763,623
 Undistributed net investment income (loss) .............         34,106           21         (3,733)
 Accumulated net realized gain (loss) on
  investments sold ......................................      1,025,036           --     (1,031,512)
 Net unrealized appreciation (depreciation)
  of investments ........................................      4,792,441      (24,325)     2,624,218
                                                            ------------   ----------   ------------

TOTAL NET ASSETS ........................................   $159,172,566   $5,844,331   $ 71,359,027
                                                            ============   ==========   ============
Retail A Shares:
 Net Assets .............................................   $ 25,538,477   $  246,959   $ 39,782,532
 Shares of beneficial interest outstanding ..............      2,320,187       24,813      3,585,161
 NET ASSET VALUE and redemption price per share .........   $      11.01   $     9.95   $      11.10
 Sales charge - 3.75% of offering price .................           0.43         0.39           0.43
                                                            ------------   ----------   ------------
 Maximum offering price per share .......................   $      11.44   $    10.34   $      11.53
                                                            ============   ==========   ============

Retail B Shares:
 Net Assets .............................................   $  2,419,696          N/A            N/A
 Shares of beneficial interest outstanding ..............        219,834          N/A            N/A
                                                            ------------   ----------   ------------
 NET ASSET VALUE, offering and
  redemption price per share* ...........................   $      11.01          N/A            N/A
                                                            ============   ==========   ============

Trust Shares:
 Net Assets .............................................   $131,214,393   $5,597,372   $ 31,576,495
 Shares of beneficial interest outstanding ..............     11,921,002      562,349      2,845,641
                                                            ------------   ----------   ------------
 NET ASSET VALUE, offering and
  redemption price per share ............................   $      11.01   $     9.95   $      11.10
                                                            ============   ==========   ============

--------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

                   Connecticut         Massachusetts       Rhode Island
                    Municipal            Municipal           Municipal
                    Bond Fund            Bond Fund           Bond Fund
                   ------------        ------------        ------------
                   $ 35,415,152        $ 55,913,451        $ 19,003,708
                      1,075,314           1,082,956             626,689
                   ------------        ------------        ------------
                     36,490,466          56,996,407          19,630,397
                             --              11,866                 133
                             --           1,582,758                  --
                        340,462             177,905              52,055
                        522,194             833,225             300,047
                             --                  --                  --
                            163                  --               5,163
                   ------------        ------------        ------------
                     37,353,285          59,602,161          19,987,795
                   ------------        ------------        ------------


                         63,155              94,484              40,588
                             --           2,912,109                  --
                         58,254                 917                  --
                            527              22,858                  --
                         10,668              16,149               5,722
                          3,048               4,624                  --
                          7,450              10,195               4,387
                            662                 912                 331
                         11,825              16,755              11,783
                   ------------        ------------        ------------
                        155,589           3,079,003              62,811
                   ------------        ------------        ------------
                   $ 37,197,696        $ 56,523,158        $ 19,924,984
                   ============        ============        ============


                   $      3,544        $      5,514        $      1,822
                     37,013,611          56,092,686          19,251,370
                        (14,615)            (44,868)            (24,875)

                       (880,158)           (613,130)             69,978

                      1,075,314           1,082,956             626,689
                   ------------        ------------        ------------
                   $ 37,197,696        $ 56,523,158        $ 19,924,984
                   ============        ============        ============


                   $ 25,058,465        $ 38,880,849        $ 19,924,984
                      2,387,086           3,792,932           1,822,318
                   $      10.50        $      10.25        $      10.93
                           0.41                0.40                0.43
                   ------------        ------------        ------------
                   $      10.91        $      10.65        $      11.36
                   ============        ============        ============


                            N/A                 N/A                 N/A
                            N/A                 N/A                 N/A
                   ------------        ------------        ------------

                            N/A                 N/A                 N/A
                   ============        ============        ============


                   $ 12,139,231        $ 17,642,309        $         --
                      1,156,432           1,721,030                  --
                   ------------        ------------        ------------

                   $      10.50        $      10.25        $         --
                   ============        ============        ============

THE GALAXY FUND

STATEMENTS OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

                                                                                               New Jersey      New York
                                                                                Tax-Exempt     Municipal      Municipal
                                                                                Bond Fund      Bond Fund*     Bond Fund
                                                                                -----------    -----------    -----------
INVESTMENT INCOME:
    Interest (Note 2) ..................................                       $ 4,112,885    $    11,694    $ 1,774,855
    Dividends (Note 2) .................................                            56,667            534         18,179
                                                                               -----------    -----------    -----------
      Total investment income ..........................                         4,169,552         12,228      1,793,034
                                                                               -----------    -----------    -----------

EXPENSES:
    Investment advisory fee (Note 3) ...................                           578,358          2,252        256,486
    Administration fee (Note 3) ........................                            62,330            241         27,624
    Custodian fee ......................................                             7,332            668          4,669
    Fund accounting fee (Note 3) .......................                            29,251          3,257         26,870
    Legal fee (Note 3) .................................                             3,402             77          1,854
    Audit fee ..........................................                             7,832          1,212          7,479
    Transfer agent fee (Note 3) ........................                            11,167            675         13,682
    12b-1 fee (Note 3) .................................                             6,466             --             --
    Shareholder servicing fee (Note 3) .................                            20,960             17         29,296
    Trustees' fees and expenses (Note 3) ...............                             1,691             33            747
    Amortization of organization costs (Note 2) ........                                --            384             --
    Reports to shareholders ............................                             7,453            437          9,315
    Insurance ..........................................                               706             16            308
    Miscellaneous ......................................                            12,901          2,187          6,991
                                                                               -----------    -----------    -----------
      Total expenses before reimbursement/waiver .......                           749,849         11,456        385,321
                                                                               -----------    -----------    -----------
      Less: reimbursement/waiver (Note 4) ..............                          (166,655)        (8,694)      (108,659)
                                                                               -----------    -----------    -----------
      Total expenses net of reimbursement/waiver .......                           583,194          2,762        276,662
                                                                               -----------    -----------    -----------
NET INVESTMENT INCOME ..................................                         3,586,358          9,466      1,516,372
                                                                               -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 2):
    Net realized gain on investments sold ..............                         1,024,483             --        301,768
    Net change in unrealized depreciation of investments                          (614,287)       (24,325)      (357,183)
                                                                               -----------    -----------    -----------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS .........................                           410,196        (24,325)       (55,415)
                                                                               -----------    -----------    -----------

NET INCREASE(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ..........................                       $ 3,996,554    $   (14,859)   $ 1,460,957
                                                                               ===========    ===========    ===========

---------------------------------------
* The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.



                       See Notes to Financial Statements.

      Connecticut    Massachusetts      Rhode Island
       Municipal       Municipal          Municipal
       Bond Fund       Bond Fund          Bond Fund
       ---------      -----------         --------

       $ 868,711      $ 1,303,459         $478,916
          10,629           14,661            6,038
       ---------      -----------         --------
         879,340        1,318,120          484,954
       ---------      -----------         --------


         133,325          192,696           67,611
          14,359           20,752            7,285
           6,717            5,560            4,729
          22,017           24,647           14,987
             733            1,031              380
           8,366            8,366            7,378
           9,171            5,698            2,480
              --               --               --
          18,283           26,989               --
             364              513              190
             763              753            1,696
           6,330            3,415            1,498
             143              203               74
           4,831            5,480            4,119
       ---------      -----------         --------
         225,402          296,103          112,427
       ---------      -----------         --------
         (82,734)        (119,199)         (41,820)
       ---------      -----------         --------
         142,668          176,904           70,607
       ---------      -----------         --------
         736,672        1,141,216          414,347
       ---------      -----------         --------



         148,672           96,068           56,207
        (137,480)        (213,009)         (17,166)
       ---------      -----------         --------


          11,192         (116,941)          39,041
       ---------      -----------         --------


       $ 747,864      $ 1,024,275         $453,388
       =========      ===========         ========

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     New Jersey               New York
                                                      Tax-Exempt Bond Fund     Municipal Bond Fund*      Municipal Bond Fund
                                                  ---------------------------- --------------------  ------------------------------
                                                   Six months           Year          Period           Six months          Year
                                                     ended             ended           ended             ended            ended
                                                 April 30, 1998     October 31,    April 30, 1998    April 30, 1998     October 31,
                                                   (unaudited)          1997         (unaudited)       (unaudited)         1997
                                                  -------------    -------------    -------------    -------------    -------------
NET ASSETS at beginning of period ..............  $ 149,372,871    $ 132,288,859    $          20    $  65,995,842    $  63,915,925
                                                  -------------    -------------    -------------    -------------    -------------

Increase in Net Assets
resulting from operations:
    Net investment income ......................      3,586,358        6,889,204            9,466        1,516,372        2,943,627
    Net realized gain (loss) on investments sold      1,024,483        1,296,888               --          301,768          564,735
    Net change in unrealized appreciation
      (depreciation) of investments ............       (614,287)       2,503,907          (24,325)        (357,183)       1,436,259
                                                  -------------    -------------    -------------    -------------    -------------

    Net increase (decrease) in net assets
      resulting from operations ................      3,996,554       10,689,999          (14,859)       1,460,957        4,944,621
                                                  -------------    -------------    -------------    -------------    -------------


Dividends to shareholders from:
    Retail A Shares:
      Net investment income ....................       (582,207)      (1,214,501)            (315)        (850,957)      (1,750,144)
      Dividends in excess of net investment income           --               --               --               --               --

      Net realized gain on investments .........       (209,501)         (16,116)              --               --               --
                                                  -------------    -------------    -------------    -------------    -------------

        Total Dividends ........................       (791,708)      (1,230,617)            (315)        (850,957)      (1,750,144)
                                                  -------------    -------------    -------------    -------------    -------------


    Retail B Shares:
      Net investment income ....................        (37,716)         (47,668)             N/A              N/A              N/A
      Net realized gain on investments .........        (14,256)            (462)             N/A              N/A              N/A
                                                  -------------    -------------    -------------    -------------    -------------

        Total Dividends ........................        (51,972)         (48,130)             N/A              N/A              N/A
                                                  -------------    -------------    -------------    -------------    -------------

    Trust Shares:
      Net investment income ....................     (2,972,356)      (5,646,255)          (9,130)        (664,998)      (1,197,633)
      Net realized gain on investments .........     (1,015,710)         (63,205)              --               --               --
                                                  -------------    -------------    -------------    -------------    -------------

        Total Dividends ........................     (3,988,066)      (5,709,460)          (9,130)        (664,998)      (1,197,633)
                                                  -------------    -------------    -------------    -------------    -------------


        Total Dividends to shareholders ........     (4,831,746)      (6,988,207)          (9,445)      (1,515,955)      (2,947,777)
                                                  -------------    -------------    -------------    -------------    -------------


Net increase from share transactions(1) ........     10,634,887       13,382,220        5,868,615        5,418,183           83,073
                                                  -------------    -------------    -------------    -------------    -------------

    Net increase in net assets .................      9,799,695       17,084,012        5,844,311        5,363,185        2,079,917
                                                  -------------    -------------    -------------    -------------    -------------


NET ASSETS at end of period (including line A) .  $ 159,172,566    $ 149,372,871    $   5,844,331    $  71,359,027    $  65,995,842
                                                  =============    =============    =============    =============    =============

(A) Undistributed (overdistributed) net
    investment income ..........................  $      34,106    $      40,027    $          21    $      (3,733)   $      (4,150)
                                                  =============    =============    =============    =============    =============

--------------------------------------
*   The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 40 and 41.


                       See Notes to Financial Statements.

       Connecticut Municipal          Massachusetts Municipal       Rhode Island Municipal
             Bond Fund                       Bond Fund                    Bond Fund
     ---------------------------   ---------------------------   ---------------------------
      Six months        Year         Six months        Year        Six months        Year
        ended          ended           ended          ended          ended          ended
    April 30, 1998   October 31,   April 30, 1998  October 31,  April 30, 1998   October 31,
     (unaudited)        1997         (unaudited)      1997        (unaudited)       1997
     ------------   ------------   ------------   ------------   ------------   ------------


     $ 33,221,284   $ 29,592,030   $ 47,304,792   $ 37,321,817   $ 17,134,415   $ 14,899,739
     ------------   ------------   ------------   ------------   ------------   ------------


          736,672      1,303,267      1,141,216      1,813,708        414,347        677,105
          148,672        (82,263)        96,068         66,828         56,207         37,141

         (137,480)     1,036,480       (213,009)     1,298,792        (17,166)       416,740
     ------------   ------------   ------------   ------------   ------------   ------------

          747,864      2,257,484      1,024,275      3,179,328        453,388      1,130,986
     ------------   ------------   ------------   ------------   ------------   ------------



         (496,180)      (984,379)      (788,144)    (1,277,846)      (413,915)      (704,462)
               --             --             --             --             --             --
               --             --             --             --        (23,370)       (58,722)
     ------------   ------------   ------------   ------------   ------------   ------------
         (496,180)      (984,379)      (788,144)    (1,277,846)      (437,285)      (763,184)
     ------------   ------------   ------------   ------------   ------------   ------------


              N/A            N/A            N/A            N/A            N/A            N/A
              N/A            N/A            N/A            N/A            N/A            N/A
     ------------   ------------   ------------   ------------   ------------   ------------
              N/A            N/A            N/A            N/A            N/A            N/A
     ------------   ------------   ------------   ------------   ------------   ------------


         (240,814)      (337,583)      (352,350)      (600,444)            --             --
               --             --             --             --             --             --
     ------------   ------------   ------------   ------------   ------------   ------------
         (240,814)      (337,583)      (352,350)      (600,444)            --             --
     ------------   ------------   ------------   ------------   ------------   ------------

         (736,994)    (1,321,962)    (1,140,494)    (1,878,290)      (437,285)      (763,184)
     ------------   ------------   ------------   ------------   ------------   ------------

        3,965,542      2,693,732      9,334,585      8,681,937      2,774,466      1,866,874
     ------------   ------------   ------------   ------------   ------------   ------------
        3,976,412      3,629,254      9,218,366      9,982,975      2,790,569      2,234,676
     ------------   ------------   ------------   ------------   ------------   ------------

     $ 37,197,696   $ 33,221,284   $ 56,523,158   $ 47,304,792   $ 19,924,984   $ 17,134,415
     ============   ============   ============   ============   ============   ============


     $    (14,615)  $    (14,293)  $    (44,868)  $    (45,590)  $    (24,875)  $    (25,307)
     ============   ============   ============   ============   ============   ============

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity

                                                                                         New Jersey             New York
                                                              Tax-Exempt Bond Fund   Municipal Bond Fund*   Municipal Bond Fund
                                                          ---------------------------    -----------    --------------------------
                                                           Six months       Year           Period        Six months       Year
                                                              ended        ended            ended          ended         ended
                                                         April 30, 1998  October 31,   April 30, 1998  April 30, 1998  October 31,
                                                          (unaudited)       1997         (unaudited)    (unaudited)       1997
                                                          -----------    ------------    -----------    -----------    -----------
DOLLAR AMOUNTS
Retail A Shares:
    Sold ..............................................   $ 2,075,754    $  2,646,111    $   248,238    $ 3,687,453    $ 4,874,717
    Issued to shareholders in reinvestment of dividends       477,613         885,221            377        613,602      1,251,447
    Repurchased .......................................    (2,354,350)     (7,050,231)            --     (2,946,894)    (9,033,566)
                                                          -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) in shares outstanding .....   $   199,017    $ (3,518,899)   $   248,615    $ 1,354,161    $(2,907,402)
                                                          ===========    ============    ===========    ===========    ===========

Retail B Shares:
    Sold ..............................................   $   764,278    $    970,301            N/A            N/A            N/A
    Issued to shareholders in reinvestment of dividends        29,350          17,346            N/A            N/A            N/A
    Repurchased .......................................       (46,573)       (123,614)           N/A            N/A            N/A
                                                          -----------    ------------    -----------    -----------    -----------
    Net increase in shares outstanding ................   $   747,055    $    864,033            N/A            N/A            N/A
                                                          ===========    ============    ===========    ===========    ===========

Trust Shares:
    Sold ..............................................   $12,140,342    $ 27,034,670    $ 5,620,000    $ 5,294,810    $ 6,640,097
    Issued to shareholders in reinvestment of dividends     1,953,356       1,908,816             --         92,323        158,550
    Repurchased .......................................    (4,404,883)    (12,906,400)            --     (1,323,111)    (3,808,172)
                                                          -----------    ------------    -----------    -----------    -----------
    Net increase in shares outstanding ................   $ 9,688,815    $ 16,037,086    $ 5,620,000    $ 4,064,022    $ 2,990,475
                                                          ===========    ============    ===========    ===========    ===========

SHARE ACTIVITY
Retail A Shares:
    Sold ..............................................       186,391         241,746         24,775        328,539        448,266
    Issued to shareholders in reinvestment of dividends        54,389          81,401             38         54,764        114,934
    Repurchased .......................................      (222,914)       (649,802)            --       (262,863)      (833,825)
                                                          -----------    ------------    -----------    -----------    -----------
    Net increase (decrease) in shares outstanding .....        17,866        (326,655)        24,813        120,440       (270,625)
                                                          ===========    ============    ===========    ===========    ===========

Retail B Shares:
    Sold ..............................................        68,600          89,576            N/A            N/A            N/A
    Issued to shareholders in reinvestment of dividends         2,642           1,593            N/A            N/A            N/A
    Repurchased .......................................        (4,197)        (11,358)           N/A            N/A            N/A
                                                          -----------    ------------    -----------    -----------    -----------
    Net increase in shares outstanding ................        67,045          79,811            N/A            N/A            N/A
                                                          ===========    ============    ===========    ===========    ===========

Trust Shares:
    Sold ..............................................     1,090,905       2,493,761        562,349        476,079        610,447
    Issued to shareholders in reinvestment of dividends       175,882         175,380             --          8,239         14,549
    Repurchased .......................................      (395,879)     (1,189,272)            --       (123,278)      (350,861)
                                                          -----------    ------------    -----------    -----------    -----------
    Net increase in shares outstanding ................       870,908       1,479,869        562,349        361,040        274,135
                                                          ===========    ============    ===========    ===========    ===========

-----------------------
*   The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.
(1) As of April 30, 1998, the Rhode Island Municipal Bond Fund had not issued Trust Shares.


                       See Notes to Financial Statements.

           Connecticut Municipal       Massachusetts Municipal        Rhode Island Municipal
                Bond Fund                     Bond Fund                     Bond Fund(1)
       ---------------------------   ---------------------------    --------------------------
       Six months         Year       Six months          Year        Six Months        Year
         ended           ended         ended            ended          ended          ended
      April 30, 1998   October 31,  April 30, 1998   October 31,   April 30, 1998   October 31,
        (unaudited)       1997        (unaudited)        1997        (unaudited)       1997
       ------------   ------------   ------------   ------------     ----------     ----------

       $  5,297,231   $  3,252,075   $  9,074,283   $ 11,981,846     $4,791,909     $5,083,499
            365,460        702,784        360,333        957,093        204,372        311,919
         (3,986,825)    (4,550,082)    (3,821,060)    (6,781,712)    (2,221,815)    (3,528,544)
       ------------   ------------   ------------   ------------     ----------     ----------
       $  1,675,866   $   (595,223)  $  5,613,556   $  6,157,227     $2,774,466     $1,866,874
       ============   ============   ============   ============     ==========     ==========


                N/A            N/A            N/A            N/A            N/A            N/A
                N/A            N/A            N/A            N/A            N/A            N/A
                N/A            N/A            N/A            N/A            N/A            N/A
       ------------   ------------   ------------   ------------     ----------     ----------
                N/A            N/A            N/A            N/A            N/A            N/A
       ============   ============   ============   ============     ==========     ==========


       $  5,243,686   $  5,259,690   $  5,160,556   $  4,805,492      $      --      $      --
              1,477         17,100            125            451             --             --
         (2,955,487)    (1,987,835)    (1,439,652)    (2,281,233)            --             --
       ------------   ------------   ------------   ------------     ----------     ----------
       $  2,289,676   $  3,288,955   $  3,721,029   $  2,524,710      $      --      $      --
       ============   ============   ============   ============     ==========     ==========



            499,189        315,384        876,267      1,185,033        435,140        472,719
             34,538         68,408         59,398         95,167         18,572         29,036
           (377,046)      (444,610)      (392,884)      (672,810)      (202,531)      (329,120)
       ------------   ------------   ------------   ------------     ----------     ----------
            156,681        (60,818)       542,781        607,390        251,181        172,635
       ============   ============   ============   ============     ==========     ==========


                N/A            N/A            N/A            N/A            N/A            N/A
                N/A            N/A            N/A            N/A            N/A            N/A
                N/A            N/A            N/A            N/A            N/A            N/A
       ------------   ------------   ------------   ------------     ----------     ----------
                N/A            N/A            N/A            N/A            N/A            N/A
       ============   ============   ============   ============     ==========     ==========


            493,301        507,333        495,767        478,517             --             --
                141          1,664             12             44             --             --
           (279,256)      (192,523)      (139,059)      (225,905)            --             --
       ------------   ------------   ------------   ------------     ----------     ----------
            214,186        316,474        356,720        252,656             --             --
       ============   ============   ============   ============     ==========     ==========

THE GALAXY FUND

Tax-Exempt Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                             Years ended
                                                            Six months ended                 October 31,
                                                             April 30, 1998   -----------------------------------------
                                                             (unaudited)         1997           1996           1995
                                                             -----------      -----------    -----------    -----------
Net Asset Value, Beginning of Period .....................   $     11.06      $     10.78    $     10.78    $      9.99
                                                             -----------      -----------    -----------    -----------

Income from Investment Operations:
    Net investment income (A) ............................          0.25             0.50           0.50           0.52
    Net realized and unrealized gain (loss) on investments          0.04             0.29             --           0.79
                                                             -----------      -----------    -----------    -----------

        Total from Investment Operations: ................          0.29             0.79           0.50           1.31
                                                             -----------      -----------    -----------    -----------


Less Dividends:
    Dividends from net investment income .................         (0.25)           (0.50)         (0.50)         (0.52)
    Dividends from net realized capital gains ............         (0.09)           (0.01)            --             --
    Dividends in excess of net realized capital gains ....            --              --              --             --
                                                             -----------      -----------    -----------    -----------

      Total Dividends: ...................................         (0.34)           (0.51)         (0.50)         (0.52)
                                                             -----------      -----------    -----------    -----------

Net increase (decrease) in net asset value ...............         (0.05)            0.28             --           0.79
                                                             -----------      -----------    -----------    -----------

Net Asset Value, End of Period ...........................   $     11.01      $     11.06    $     10.78    $     10.78
                                                             ===========      ===========    ===========    ===========

Total Return(3) ..........................................          2.73%**          7.49%          4.77%         13.40%


Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........................   $    26,173      $    25,465    $    28,339    $    31,609
Ratios to average net assets:
    Net investment income including reimbursement/waiver .          4.47%*           4.60%          4.68%          4.99%
    Operating expenses including reimbursement/waiver ....          0.94%*           0.95%          0.93%          0.91%
    Operating expenses excluding reimbursement/waiver ....          1.15%*           1.18%          1.18%          1.24%
Portfolio Turnover Rate ..................................            34%**            78%            15%            11%


                                                                    Years ended
                                                                    October 31,
                                                             --------------------------
                                                                1994          1993(1)
                                                             -----------    -----------
Net Asset Value, Beginning of Period .....................   $     11.12    $     10.11
                                                             -----------    -----------

Income from Investment Operations:
    Net investment income (A) ............................          0.53           0.54
    Net realized and unrealized gain (loss) on investments         (1.04)          1.01
                                                             -----------    -----------

        Total from Investment Operations: ................         (0.51)          1.55
                                                             -----------    -----------


Less Dividends:
    Dividends from net investment income .................         (0.53)         (0.54)
    Dividends from net realized capital gains ............            --             --
    Dividends in excess of net realized capital gains ....         (0.09)            --
                                                             -----------    -----------

      Total Dividends: ...................................         (0.62)         (0.54)
                                                             -----------    -----------

Net increase (decrease) in net asset value ...............         (1.13)          1.01
                                                             -----------    -----------

Net Asset Value, End of Period ...........................   $      9.99    $     11.12
                                                             ===========    ===========

Total Return(3) ..........................................         (4.75)%        15.63%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........................   $    35,911    $   144,048
Ratios to average net assets:
    Net investment income including reimbursement/waiver .          5.01%          5.00%
    Operating expenses including reimbursement/waiver ....          0.80%          0.64%
    Operating expenses excluding reimbursement/waiver ....          1.03%          1.08%
Portfolio Turnover Rate ..................................            17%            38%

---------------------------
*    Annualized
**   Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2)  The Fund began offering Retail B shares on March 4, 1996.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.24, $0.47, $0.48, $0.48, $0.50 and $0.49, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.25, $0.51, $0.51, $0.51, $0.50 and $0.49, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1998, the year ended October 31, 1997 and the period ended October 31, 1996 were $0.20, $0.40 and $0.25, respectively.

                       See Notes to Financial Statements.

Trust Shares                                                                                    Retail B Shares

                                                  Years ended                                                        Years ended
Six months ended                                  October 31,                                Six months ended         October 31,
 April 30, 1998  ------------------------------------------------------------------------     April 30, 1998    -------------------
  (unaudited)      1997             1996             1995           1994         1993(1)       (unaudited)       1997      1996(2)
  --------       --------         --------         -------        -------        --------         ------        ------     ------

  $  11.06       $  10.78         $  10.78         $  9.99        $ 11.12        $  10.11         $11.06        $10.78     $10.94
  --------       --------         --------         -------        -------        --------         ------        ------     ------

      0.26           0.53             0.53            0.54           0.53            0.54           0.21          0.43       0.27
      0.04           0.29               --            0.79          (1.04)           1.01           0.04          0.29      (0.16)
  --------       --------         --------         -------        -------        --------         ------        ------     ------
      0.30           0.82             0.53            1.33          (0.51)           1.55           0.25          0.72       0.11
  --------       --------         --------         -------        -------        --------         ------        ------     ------


     (0.26)         (0.53)           (0.53)          (0.54)         (0.53)          (0.54)         (0.21)        (0.43)     (0.27)
     (0.09)         (0.01)              --              --             --              --          (0.09)        (0.01)        --
        --             --               --              --          (0.09)             --             --            --         --
  --------       --------         --------         -------        -------        --------         ------        ------     ------
     (0.35)         (0.54)           (0.53)          (0.54)         (0.62)          (0.54)         (0.30)        (0.44)     (0.27)
  --------       --------         --------         -------        -------        --------         ------        ------     ------
     (0.05)          0.28               --            0.79          (1.13)           1.01          (0.05)         0.28      (0.16)
  --------       --------         --------         -------        -------        --------         ------        ------     ------
  $  11.01          11.06         $  10.78         $ 10.78        $  9.99        $  11.12         $11.01        $11.06     $10.78
  ========       ========         ========         =======        =======        ========         ======        ======     ======

      2.63%**        7.75%            5.03%          13.62%         (4.75)%         15.63%          2.30%**       6.83%      1.08%**


  $127,328       $122,218         $103,163         $91,740        $91,647        $144,048         $2,006        $1,690     $  787

      4.70%*         4.85%            4.91%           5.18%          5.01%           5.00%          3.86%*        3.95%      4.08%*
      0.71%*         0.70%            0.70%           0.72%          0.78%           0.64%          1.55%*        1.60%      1.57%*
      0.92%*         0.96%            0.95%           0.97%          1.00%           1.08%          1.76%*        1.83%      1.77%*
        34%**          78%              15%             11%            17%             38%            34%**         78%        15%

THE GALAXY FUND

New Jersey Municipal Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout the period.


Retail A Shares

                                                       Period ended
                                                      April 30, 1998(1)
                                                         (unaudited)
                                                      -----------------
Net Asset Value, Beginning of Period ...................   $ 10.00
                                                           -------
Income from Investment Operations:
    Net investment income (A) ..........................      0.02
    Net realized and unrealized (loss) on investments ..     (0.05)
                                                           -------
        Total from Investment Operations: ..............     (0.03)
                                                           -------

Less Dividends:
    Dividends from net investment income ...............     (0.02)
    Dividends from net realized capital gains ..........        --
                                                           -------
      Total Dividends: .................................     (0.02)
                                                           -------
Net (decrease) in net asset value ......................     (0.05)
                                                           -------
Net Asset Value, End of Period .........................   $  9.95
                                                           =======

Total Return(2) ........................................     (0.43)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......................   $   247
Ratios to average net assets:
    Net investment income including reimbursement/waiver      3.15%*
    Operating expenses including reimbursement/waiver ..      0.92%*
    Operating expenses excluding reimbursement/waiver ..      9.67%*
Portfolio Turnover Rate ................................         0%**

--------------------------
*    Annualized.
**   Not Annualized.
(1)  The Fund commenced operations on April 3, 1998.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the period ended April 30, 1998 was $(0.03). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the period ended April 30, 1998 was $0.01.



                       See Notes to Financial Statements.

  TRUST SHARES

               Period ended
              April 30, 1998(1)
               (unaudited)
              -----------------
                  $10.00
                  ------

                    0.02
                   (0.05)
                  ------
                   (0.03)
                  ------

                   (0.02)
                      --
                  ------
                   (0.02)
                  ------
                   (0.05)
                  ------
                   $9.95
                  ======

                   (0.41)%**


                  $5,597

                    3.15%*
                    0.92%*
                    3.59%*
                       0%**

THE GALAXY FUND

New York Municipal Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                                Years ended
                                                         Six months ended                       October 31,
                                                          April 30, 1998   -------------------------------------------------------
                                                            (unaudited)       1997        1996        1995        1994      1993(1)
                                                             -------       -------     -------     -------     -------     -------

Net Asset Value, Beginning of Period .....................   $ 11.09       $ 10.75     $ 10.78     $  9.89     $ 11.04     $ 10.00
                                                             -------       -------     -------     -------     -------     -------
Income from Investment Operations:
    Net investment income (A) ............................      0.24          0.49        0.48        0.49        0.49        0.50
    Net realized and unrealized gain (loss) on investments      0.01          0.34       (0.03)       0.89       (1.15)       1.04
                                                             -------       -------     -------     -------     -------     -------
        Total from Investment Operations: ................      0.25          0.83        0.45        1.38       (0.66)       1.54
                                                             -------       -------     -------     -------     -------     -------
Less Dividends:
    Dividends from net investment income .................     (0.24)        (0.49)      (0.48)      (0.49)      (0.49)      (0.50)
    Dividends from net realized capital gains ............        --            --          --          --          --          --
                                                             -------       -------     -------     -------     -------     -------
      Total Dividends: ...................................     (0.24)        (0.49)      (0.48)      (0.49)      (0.49)      (0.50)
                                                             -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value ...............      0.01          0.34       (0.03)       0.89       (1.15)       1.04
                                                             -------       -------     -------     -------     -------     -------
Net Asset Value, End of Period ...........................   $ 11.10       $ 11.09     $ 10.75     $ 10.78     $  9.89     $ 11.04
                                                             =======       =======     =======     =======     =======     =======

Total Return(2) ..........................................      2.28%*        7.93%       4.31%      14.03%      (6.14)%     15.66%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........................   $39,783       $38,434     $40,154     $42,870     $42,451     $70,242
Ratios to average net assets:
    Net investment income including reimbursement/waiver..      4.38%*        4.52%       4.50%       4.73%       4.64%       4.54%
    Operating expenses including reimbursement/waiver ....      0.88%*        0.94%       0.95%       0.92%       0.87%       0.87%
    Operating expenses excluding reimbursement/waiver ....      1.22%*        1.26%       1.35%       1.31%       1.10%       1.19%
Portfolio Turnover Rate ..................................        22%**         61%         12%          5%         18%          3%

---------------------
*    Annualized
**   Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.22, $0.45, $0.44, $0.44, $0.46 and $0.47, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998 and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.23, $0.49, $0.47, $0.48, $0.47 and $0.47, respectively.



                       See Notes to Financial Statements.

Trust Shares

                                        Years ended
Six months ended                        October 31,
 April 30, 1998  --------------------------------------------------------
 (unaudited)       1997        1996        1995        1994      1993(1)
   -------       -------     -------     -------     -------     -------
   $ 11.09       $ 10.75     $ 10.78     $  9.89     $ 11.04     $ 10.00
   -------       -------     -------     -------     -------     -------

      0.25          0.52        0.51        0.51        0.49        0.50
      0.01          0.34       (0.03)       0.89       (1.15)       1.04
   -------       -------     -------     -------     -------     -------
      0.26          0.86        0.48        1.40       (0.66)       1.54
   -------       -------     -------     -------     -------     -------

     (0.25)        (0.52)      (0.51)      (0.51)      (0.49)      (0.50)
        --            --          --          --          --          --
   -------       -------     -------     -------     -------     -------
     (0.25)        (0.52)      (0.51)      (0.51)      (0.49)      (0.50)
   -------       -------     -------     -------     -------     -------
      0.01          0.34       (0.03)       0.89       (1.15)       1.04
   -------       -------     -------     -------     -------     -------
   $ 11.10       $ 11.09     $ 10.75     $ 10.78     $  9.89     $ 11.04
   =======       =======     =======     =======     =======     =======

      2.36%**       8.17%       4.55%      14.23%      (6.14)%     15.66%


   $31,576       $27,562     $23,762     $23,077     $24,209     $70,242

      4.51%*        4.75%       4.75%       4.91%       4.64%       4.54%
      0.73%*        0.71%       0.70%       0.74%       0.87%       0.87%
      1.00%*        1.02%       1.10%       1.07%       1.08%       1.19%
        22%**         61%         12%          5%         18%          3%

THE GALAXY FUND

Connecticut Municipal Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                         Six months ended                     Years ended October 31,
                                                          April 30, 1998  -------------------------------------------------------
                                                           (unaudited)      1997        1996        1995        1994      1993(2)
                                                             -------      -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period .....................   $ 10.47      $ 10.14     $ 10.13     $  9.22     $ 10.32     $ 10.00
                                                             -------      -------     -------     -------     -------     -------
  Income from Investment Operations:
    Net investment income (A) ............................      0.21         0.45        0.42        0.44        0.46        0.25
    Net realized and unrealized gain (loss) on investments      0.03         0.33        0.01        0.91       (1.10)       0.32
                                                             -------      -------     -------     -------     -------     -------
        Total from Investment Operations: ................      0.24         0.78        0.43        1.35       (0.64)       0.57
                                                             -------      -------     -------     -------     -------     -------
Less Dividends:
    Dividends from net investment income .................     (0.21)       (0.45)      (0.42)      (0.44)      (0.46)      (0.25)
    Dividends from net realized capital gains ............        --           --          --          --          --          --
                                                             -------      -------     -------     -------     -------     -------
      Total Dividends: ...................................     (0.21)       (0.45)      (0.42)      (0.44)      (0.46)      (0.25)
                                                             -------      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value ...............      0.03         0.33        0.01        0.91       (1.10)       0.32
                                                             -------      -------     -------     -------     -------     -------
Net Asset Value, End of Period ...........................   $ 10.50      $ 10.47     $ 10.14     $ 10.13     $  9.22     $ 10.32
                                                             =======      =======     =======     =======     =======     =======

Total Return (3) .........................................      2.33%**      7.86%       4.32%      14.94%      (6.39)%      5.80%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........................   $25,059      $23,355     $23,244     $18,066     $18,229     $18,771
Ratios to average net assets:
    Net investment income including reimbursement/waiver .      4.07%*       4.30%       4.13%       4.53%       4.66%       4.30%*
    Operating expenses including reimbursement/waiver ....      0.87%*       0.70%       0.70%       0.68%       0.25%       0.00%*
    Operating expenses excluding reimbursement/waiver ....      1.34%*       1.31%       1.38%       1.48%       1.42%       1.73%*
Portfolio Turnover Rate ..................................        20%**        42%          3%          7%          4%          7%**

----------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on March 16, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998, the years ended October 31, 1997, 1996, 1995 and 1994 and the period ended October 31, 1993 were $0.19, $0.38, $0.35, $0.37, $0.34 and $0.15, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998, the years ended October 31, 1997, 1996, 1995 and 1994 and the period ended October 31, 1993 were $0.21, $0.41, $0.37, $0.38, $0.35 and $0.15, respectively.

                       See Notes to Financial Statements.

Trust Shares

                                             Years ended
Six months ended                             October 31,
 April 30, 1998     ------------------------------------------------------------------
   (unaudited)         1997          1996          1995          1994         1993(2)
   ----------       ----------    ----------    ----------    ----------    ----------
   $ 10.47             $10.14       $10.13        $ 9.22        $10.32        $ 10.00
   -------             ------       ------        ------        ------        -------

      0.23               0.47         0.44          0.46          0.46           0.25
      0.03               0.33         0.01          0.91         (1.10)          0.32
   -------             ------       ------        ------        ------        -------
      0.26               0.80         0.45          1.37         (0.64)          0.57
   -------             ------       ------        ------        ------        -------

     (0.23)             (0.47)       (0.44)        (0.46)        (0.46)         (0.25)
        --                 --           --            --            --             --
   -------             ------       ------        ------        ------        -------
     (0.23)             (0.47)       (0.44)        (0.46)        (0.46)         (0.25)
   -------             ------       ------        ------        ------        -------
      0.03               0.33         0.01          0.91         (1.10)          0.32
   -------             ------       ------        ------        ------        -------
   $ 10.50             $10.47       $10.14        $10.13        $ 9.22        $ 10.32
   =======             ======       ======        ======        ======        =======

      2.45%**            8.06%        4.54%        15.21%        (6.37)%         5.80%**


   $12,139             $9,866       $6,348        $4,083        $4,419        $18,771

      4.29%*             4.51%        4.34%         4.76%         4.66%          4.30%*
      0.65%*             0.49%        0.49%         0.45%         0.23%          0.00%*
      1.12%*             1.10%        1.17%         1.24%         1.41%          1.73%*
        20%**              42%           3%            7%            4%             7%**

THE GALAXY FUND

Massachusetts Municipal Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                         Six months ended                     Years ended October 31,
                                                          April 30, 1998 -------------------------------------------------------
                                                           (unaudited)      1997        1996        1995        1994      1993(2)
                                                             -------     -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period .....................   $ 10.25     $  9.94     $  9.98     $  9.12     $ 10.24     $ 10.00
                                                             -------     -------     -------     -------     -------     -------

  Income from Investment Operations:
    Net investment income (A) ............................      0.23        0.45        0.43        0.44        0.47        0.29
    Net realized and unrealized gain (loss) on investments        --        0.32       (0.04)       0.86       (1.12)       0.24
                                                             -------     -------     -------     -------     -------     -------

        Total from Investment Operations: ................      0.23        0.77        0.39        1.30       (0.65)       0.53
                                                             -------     -------     -------     -------     -------     -------

Less Dividends:
    Dividends from net investment income .................     (0.23)      (0.46)      (0.43)      (0.44)      (0.47)      (0.29)
    Dividends from net realized capital gains ............        --          --          --          --          --          --
                                                             -------     -------     -------     -------     -------     -------

      Total Dividends: ...................................     (0.23)      (0.46)      (0.43)      (0.44)      (0.47)      (0.29)
                                                             -------     -------     -------     -------     -------     -------

Net increase (decrease) in net asset value ...............        --        0.31       (0.04)       0.86       (1.12)       0.24
                                                             -------     -------     -------     -------     -------     -------

Net Asset Value, End of Period ...........................   $ 10.25     $ 10.25     $  9.94     $  9.98     $  9.12     $ 10.24
                                                             =======     =======     =======     =======     =======     =======

Total Return (3) .........................................      2.20%       7.92%       4.05%      14.52%      (6.46)%      5.42%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........................   $38,880     $33,318     $26,275     $16,113     $15,966     $20,121
Ratios to average net assets:
    Net investment income including reimbursement/waiver .      4.39%       4.38%       4.42%       4.56%       4.89%       4.87%*
    Operating expenses including reimbursement/waiver ....      0.74%       0.63%       0.66%       0.70%       0.33%       0.05%*
    Operating expenses excluding reimbursement/waiver ....      1.21%       1.20%       1.32%       1.58%       1.43%       1.82%*
Portfolio Turnover Rate ..................................        18%         48%         16%         19%         11%          0%**

----------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on March 12, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998, the years ended October 31, 1997, 1996, 1995 and 1994 and the period ended October 31, 1993 were $0.21, $0.39, $0.37, $0.36, $0.37 and $0.18, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1998, the years ended October 31, 1997, 1996, 1995 and 1994 and the period ended October 31, 1993 were $0.21, $0.40, $0.40, $0.38, $0.38 and $0.18, respectively.

                       See Notes to Financial Statements.

Trust Shares

                                             Years ended
Six months ended                             October 31,
 April 30, 1998     ------------------------------------------------------------------
   (unaudited)         1997          1996          1995          1994         1993(2)
   ----------       ----------    ----------    ----------    ----------    ----------
    $ 10.25         $  9.94        $  9.98        $ 9.12       $ 10.24       $ 10.00
    -------         -------        -------        ------       -------       -------

       0.23            0.46           0.46          0.45          0.48          0.29
       0.01            0.32          (0.04)         0.86         (1.12)         0.24
    -------         -------        -------        ------       -------       -------
       0.24            0.78           0.42          1.31         (0.64)         0.53
    -------         -------        -------        ------       -------       -------

      (0.24)          (0.47)         (0.46)        (0.45)        (0.48)        (0.29)
         --              --             --            --            --            --
    -------         -------        -------        ------       -------       -------
      (0.24)          (0.47)         (0.46)        (0.45)        (0.48)        (0.29)
    -------         -------        -------        ------       -------       -------
         --            0.31          (0.04)         0.86         (1.12)         0.24
    -------         -------        -------        ------       -------       -------
    $ 10.25         $ 10.25        $  9.94        $ 9.98       $  9.12       $ 10.24
    =======         =======        =======        ======       =======       =======

       2.29%           8.06%          4.27%        14.72%        (6.46)%        5.42%**


    $17,642         $13,986        $11,047        $7,607       $ 5,617       $20,121

       4.57%           4.57%          4.60%         4.73%         4.89%         4.87%*
       0.56%           0.44%          0.48%         0.52%         0.33%         0.05%*
       1.03%           1.01%          1.14%         1.31%         1.41%         1.82%*
         18%             48%            16%           19%           11%            0%**

THE GALAXY FUND

Rhode Island Municipal Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

Retail A Shares

                                                         Six months ended    Years ended October 31,      Period ended
                                                          April 30, 1998    -------------------------      October 31,
                                                          (unaudited)          1997           1996           1995(1)
                                                           ----------       ----------     ----------     ----------
Net Asset Value, Beginning of Period ...................    $ 10.91          $ 10.65        $ 10.67        $ 10.00
                                                            -------          -------        -------        -------
Income from Investment Operations:
    Net investment income (A) ..........................       0.25             0.48           0.51           0.44
    Net realized and unrealized gain on investments ....       0.04             0.32           0.03           0.67
                                                            -------          -------        -------        -------
      Total from Investment Operations: ................       0.29             0.80           0.54           1.11
                                                            -------          -------        -------        -------
Less Dividends:
    Dividends from net investment income ...............      (0.25)           (0.50)         (0.51)         (0.44)
    Dividends from net realized capital gains ..........      (0.02)           (0.04)         (0.05)            --
                                                            -------          -------        -------        -------
       Total Dividends: ................................      (0.27)           (0.54)         (0.56)         (0.44)
                                                            -------          -------        -------        -------
Net increase (decrease) in net asset value .............       0.02             0.26          (0.02)          0.67
                                                            -------          -------        -------        -------
Net Asset Value, End of Period .........................    $ 10.93          $ 10.91        $ 10.65        $ 10.67
                                                            =======          =======        =======        =======

Total Return (2) .......................................       2.63%**          7.78%          5.22%         11.29%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......................    $19,925          $17,134        $14,900        $10,850
Ratios to average net assets:
    Net investment income including reimbursement/waiver       4.60%*           4.50%          4.78%          5.13%*
    Operating expenses including reimbursement/waiver ..       0.78%*           0.83%          0.77%          0.40%*
    Operating expenses excluding reimbursement/waiver ..       1.25%*           1.34%          1.34%          2.25%*
Portfolio Turnover Rate ................................         19%**            19%            13%            34%**

-----------------------------------------------

*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on December 20, 1994.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended April 30, 1998, the years ended October 31, 1997 and 1996 and the period ended October 31, 1995 were $0.22, $0.43, $0.45 and $0.28, respectively.



                       See Notes to Financial Statements.

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. Organization

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-six managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds (individually, a "Fund", collectively, the "Funds") only.

Each Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares), except for the Tax-Exempt Bond Fund, which is authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). As of April 30, 1998, the Rhode Island Municipal Bond Fund has offered only Retail A Shares. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest and dividend income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Repurchase Agreements: The Funds may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. The Funds require that the securities collateralizing a repurchase

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)


agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Funds to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued Securities: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the security and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3. Investment Advisory, Administration, Distribution
   Shareholder Services and Other Fees

The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note
4).

The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates The Chase Manhattan Bank, the Trust's custodian bank, for its services.

First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares.

The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers. No fees were charged under the Services Plan with respect to the Rhode Island Municipal Bond Fund for the six months ended April 30, 1998.

The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Tax-Exempt Bond Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and shareholder administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Fund's outstanding Retail B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions. For the six months ended April 30, 1998, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                 12b-1 Plan
                                  Services       ----------
  Fund                              Plan   Services  Distribution
  ----                              ----   --------  ------------
Tax-Exempt Bond ..............    $20,960   $1,492     $4,974
New Jersey Municipal Bond ....         17      N/A        N/A
New York Municipal Bond ......     29,296      N/A        N/A
Connecticut Municipal Bond ...     18,283      N/A        N/A
Massachusetts Municipal Bond .     26,989      N/A        N/A
Rhode Island Municipal Bond ..         --      N/A        N/A

Retail A Shares, Retail B Shares and Trust Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. For the six months ended April 30, 1998, transfer agent charges for each series were as follows:

Fund                                   Retail A     Retail B     Trust
----                                   --------     --------     -----
Tax-Exempt Bond ................        $10,714        $373      $ 80
New Jersey Municipal Bond ......            673         N/A         2
New York Municipal Bond ........         13,626         N/A        56
Connecticut Municipal Bond .....          9,136         N/A        35
Massachusetts Municipal Bond ...          5,666         N/A        32
Rhode Island Municipal Bond ....          2,480         N/A        --

Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

Expenses for the six months ended April 30, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees and Reimbursement of Expenses

Fleet and/or its affiliates and/or Investor Services Group voluntarily agreed to waive a portion of their fees

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)


and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and/or expense reimbursements at any time. For the period ended April 30, 1998, the Investment Advisor and Administrator waived fees and/or reimbursed expenses with respect to the Funds are as follows:

        Fund                              Fees Waived
        ----                              -----------
Tax-Exempt Bond ......................       $154,229
New Jersey Municipal Bond ............          5,102
New York Municipal Bond ..............        107,874
Connecticut Municipal Bond ...........         82,734
Massachusetts Municipal Bond .........        119,199
Rhode Island Municipal Bond ..........         41,820

                                             Expenses
        Fund                                Reimbursed
        ----                                -----------
Tax-Exempt Bond ......................       $12,426
New Jersey Municipal Bond ............         3,592
New York Municipal Bond ..............         1,785
Connecticut Municipal Bond ...........            --


5. Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-seven classes of shares each consisting of one or more series including: Class M - Series 1 Shares (Trust Shares), Class M - Series 2 Shares (Retail A Shares) and Class M - Series 3 Shares (Retail B Shares) - Tax-Exempt Bond Fund; Class Y - Series 1 shares (Trust Shares) and Class Y - Series 2 shares (Retail A Shares) - New Jersey Municipal Bond Fund; Class O - Series 1 Shares (Trust Shares) and Class O - Series 2 Shares (Retail A Shares) - New York Municipal Bond Fund; Class P - Series 1 Shares (Trust Shares) and Class P - Series 2 Shares (Retail A Shares) - Connecticut Municipal Bond Fund; Class Q - Series 1 Shares (Trust Shares) and Class Q - Series 2 Shares (Retail A Shares) - Massachusetts Municipal Bond Fund; and Class R - Series 1 Shares (Trust Shares) and Class R - Series 2 Shares (Retail A Shares) - Rhode Island Municipal Bond Fund.

Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Trust Shares, Retail A Shares and Retail B Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the six months ended April 30, 1998 were as follows:

Fund                                      Purchases       Sales
----                                      ---------       -----
Tax-Exempt Bond ......................   $67,868,770   $53,219,130
New Jersey Municipal Bond ............     5,568,601            --
New York Municipal Bond ..............    19,026,005    12,762,212
Connecticut Municipal Bond ...........    12,044,900     7,163,711
Massachusetts Municipal Bond .........    19,343,910     9,395,196
Rhode Island Municipal Bond ..........     6,698,244     3,394,025

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at April 30, 1998 for each Fund is as follows:

Fund                                   Appreciation  (Depreciation)
----                                   ------------  --------------
Tax-Exempt Bond ......................   $5,223,462   $ (431,021)
New Jersey Municipal Bond ............        6,384      (30,709)
New York Municipal Bond ..............    2,896,271     (272,053)
Connecticut Municipal Bond ...........    1,179,976     (104,662)
Massachusetts Municipal Bond .........    1,285,402     (202,446)
Rhode Island Municipal Bond ..........      695,104      (68,415)


Fund                                         Net            Cost
----                                         ---            ----
Tax-Exempt Bond ......................   $  4,792,441    $159,610,794
New Jersey Municipal Bond ............        (24,325)      5,764,022
New York Municipal Bond ..............      2,624,218      68,298,756
Connecticut Municipal Bond ...........      1,075,314      35,415,152
Massachusetts Municipal Bond .........      1,082,956      55,913,451
Rhode Island Municipal Bond ..........        626,689      19,003,708

At October 31, 1997, the following Funds had capital loss carryforwards:

Fund                                         Amount      Expiration
----                                        --------     ----------
New York Municipal Bond ..............      $640,235        2002
                                             676,456        2003
                                              16,589        2004
Connecticut Municipal Bond ...........       178,995        2001
                                              82,181        2002
                                             685,391        2003
                                              90,957        2005
Massachusetts Municipal Bond .........       221,579        2002
                                             487,619        2003

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)


7. Concentration of Credit

The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds invest primarily in debt obligations issued by the State of New Jersey, the State of New York, the State of Connecticut, the Commonwealth of Massachusetts and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non-diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

8. Results of Special Meeting of Shareholders of the Tax-Exempt Bond Fund

At a special meeting of shareholders of the Galaxy Tax-Exempt Bond Fund held on February 26, 1998, shareholders of the Fund approved a change in the Fund's fundamental investment limitation with respect to commodities and commodities contracts to permit the Fund to invest in municipal bond index futures contracts and interest rate futures contracts. The results of the shareholder vote were as follows:

              For               Against           Abstain
              ---               -------           -------
      11,947,353 shares    29,281 shares      84,112 shares

SHAREHOLDER
SERVICES

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund at no cost (as long as you exchange within the same share class).

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS
Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One, Fleet Gold, or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-628-0414 Option 1.


--------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Shares of the Funds are distributed through First Data Distributors, Inc. Member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., Fleet Enterprises, Inc., Or Quick & Reilly, Inc., members NASD and SIPC.

[SIDEBAR]
"A well-balanced
asset allocation
plan may help to
control your risk
while pursuing
your goals."
[END SIDEBAR]

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


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


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